Exhibit 10.1

SOUND POINT MERIDIAN CAPITAL, INC.

Common Stock, par value $0.001 per share

EQUITY DISTRIBUTION AGREEMENT

October 6, 2025

Oppenheimer & Co. Inc.

85 Broad Street, 23rd Floor

New York, New York 10004

Lucid Capital Markets, LLC

570 Lexington Avenue, 40th Floor

New York, New York 10022

B. Riley Securities, Inc.

299 Park Avenue, 21st Floor

New York, New York 10171

Dear Ladies and Gentlemen:

Sound Point Meridian Capital, Inc., a Delaware corporation (the “Company”), Sound Point Management Company, LLC, a Delaware limited liability company (the “Adviser”), Sound Point Administration LLC, a Delaware limited liability company (the “Administrator” and together with the Company and Adviser, the “Sound Point Entities”), and AG Asset Strategies LLC (the “Selling Stockholder”) confirm their respective agreements (this “Agreement”) with and the appointment of Oppenheimer & Co. Inc. (“Oppenheimer”), Lucid Capital Markets, LLC (“Lucid”) and B. Riley Securities, Inc. (“B. Riley” and together with Oppenheimer and Lucid, the “Placement Agents” and each, a “Placement Agent”) to act as placement agents and/or principals in connection with the proposed issuance and sale of the Company’s shares of common stock, par value $0.001 per share (the “Common Stock”), from time to time during the term of this Agreement. The maximum aggregate offering price of the shares of Common Stock that may be sold on behalf of the Company pursuant to this Agreement shall be $100,000,000 (the “Maximum Company Amount”), and the maximum aggregate number of shares of Common Stock that may be sold on behalf of the Selling Stockholder pursuant to this Agreement shall be 5,297,083 shares (the “Maximum Selling Stockholder Amount”). The sale of the Common Stock through the Placement Agents will be effected pursuant to the Registration Statement (as defined below) filed by the Company and declared effective by the U.S. Securities and Exchange Commission (the “Commission”), and additionally, with respect to the shares of Common Stock owned by the Selling Stockholder, the Registration Rights Agreement, dated June 13, 2024, by and between the Company and the Selling Stockholder (the “Registration Rights Agreement”); provided that nothing in this Agreement shall be construed as requiring the Company or the Selling Stockholder to use the Registration Statement to sell the Common Stock.

The Company has prepared and filed with the Commission under the Securities Act of 1933, as amended (the “Securities Act”), the rules and regulations of the Commission thereunder (the “Securities Act Regulations”), and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (collectively, the “1940 Act”) a registration statement on Form N-2 (File Nos. 333-288330 and 811-23881) relating to, among other securities, the Common Stock. The registration statement, as amended, including the exhibits and schedules thereto, at the time it became effective, including the information, if any, deemed to be part of the registration statement at the time of its effectiveness pursuant to Rule 430B of the Securities Act Regulations and all documents incorporated or deemed to be incorporated therein by reference, is hereinafter referred to as the “Registration Statement.” The base prospectus included in the Registration Statement (including the information if any, deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430B under the Securities Act Regulations), in the form in which it was distributed, is hereinafter referred to as the “Base Prospectus.” The prospectus supplement to be filed with the Commission pursuant to Rule 424 of the Securities Act Regulations and all documents incorporated or deemed to be incorporated therein by reference and to be used to confirm sales is hereinafter referred to, together with the Base Prospectus, as the “Prospectus.” If the Company files an abbreviated registration statement pursuant to Rule 462(b) of the Securities Act Regulations (a “Rule 462(b) Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462(b) Registration Statement.

On June 7, 2023, the Company filed a notification on Form N-8A (the “Notification”) of registration of the Company as an investment company under the 1940 Act. On June 13, 2024, the Company filed with the Commission a Form 8-A to register its Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Company has entered into the Investment Advisory Agreement, dated as of May 9, 2024, with the Adviser (the “Investment Advisory Agreement”), the Administration Agreement, dated as of May 9, 2024, with the Administrator (the “Administration Agreement”), and the License Agreement, dated as of May 9, 2024, with the Adviser (the “License Agreement” and, together with the Investment Advisory Agreement, the Administration Agreement and this Agreement, the “Company Agreements”).

The Sound Point Entities, the Selling Stockholder and each Placement Agent agree as follows:

SECTION 1. Placements. Each time that the Company wishes to issue and sell the Common Stock hereunder (each, a “Company Placement”), it will notify some or all of the several Placement Agents by e-mail (or other method mutually agreed to in writing by the parties), with a copy to each of the individuals from the Selling Stockholder listed on Exhibit B, in a notice containing the parameters in accordance with which the Company desires the Common Stock to be sold, which shall at a minimum include the number of shares of Common Stock to be sold by each of the Company and the Selling Stockholder (which, in the case of the Selling Stockholder, may be zero) (the “Placement Securities” and, such sale of the Common Stock by the Selling Stockholder hereunder, a “Selling Stockholder Placement”), the time period during which sales are requested to be made, any limitation on the number of shares of Common Stock that may be sold in any one day and any minimum price below which sales may not be made (which minimum price shall not be less than the Company’s then-current net asset value per share of Common Stock; provided, however, that the Adviser or its affiliates may, from time to time, in their sole discretion, pay some or all of the commissions payable by the Company under this Agreement or make additional supplemental payments to ensure that the sales price per share of the Common Stock in connection with any sales made pursuant to a Joint Placement Notice (as defined below) in a Company Placement will not be less than the Company’s then-current net asset value per share of Common Stock) (a “Joint Placement Notice”), a form of which containing such minimum sales parameters is attached hereto as Exhibit A; provided, however, that each of the Company and the Selling Stockholder agrees that any offer to sell, any solicitation of an offer to buy, or any sales of Common Stock shall be effected by or through only one Placement Agent on any single given day, and the Company and the Selling Stockholder shall in no event request that a Placement Agent sell Common Stock on the same day as another Placement Agent. The Joint Placement Notice shall originate from any of the individuals from the Company set forth on Exhibit B (with a copy to each of the other individuals from the Company and individuals from the Selling Stockholder listed on such schedule), and shall be directed to each of the individuals from the Applicable Placement Agent (as defined below) set forth on Exhibit B, as such Exhibit B may be amended from time to time.

If the Applicable Placement Agent wishes to accept such proposed terms included in the Joint Placement Notice (which it may decline to do so for any reason in its sole discretion) or, following discussion with the Company and the Selling Stockholder (with respect to the Selling Stockholder, only if the number of Placement Securities to be sold by the Selling Stockholder is greater than zero), wishes to accept amended terms, the Applicable Placement Agent will, prior to 4:30 p.m. (New York City time) on the Trading Day (as defined below) following the Trading Day on which such Joint Placement Notice is delivered to the Applicable Placement Agent, issue to the Company and the Selling Stockholder a notice by email (or other method mutually agreed to in writing by the parties) addressed to all of the individuals from the Company, the Selling Stockholder and the Applicable Placement Agent set forth on Exhibit B setting forth the terms that the Applicable Placement Agent is willing to accept. Where the terms provided in the Joint Placement Notice are amended as provided for in the immediately preceding sentence, such terms will not be binding on the Company, the Selling Stockholder, or the Applicable Placement Agent until the Company delivers to the Applicable Placement Agent an acceptance by email (or other method mutually agreed to in writing by the parties) of all of the terms of such Joint Placement Notice, as amended (the “Acceptance”), which email shall be addressed to all of the individuals from the Company, the Selling Stockholder and the Applicable Placement Agent set forth on Exhibit B. The Joint Placement Notice (as amended by the corresponding Acceptance, if applicable) shall be effective upon receipt by the Company (with a copy to the Selling Stockholder) of the Applicable Placement Agent’s acceptance of the terms of the Joint Placement Notice, or upon receipt by the Applicable Placement Agent of the Company’s Acceptance, unless and until (i) the entire amount of the Placement Securities has been sold, (ii) the Company, the Selling Stockholder or the Applicable Placement Agent terminates the Joint Placement Notice in accordance with Section 3 below, (iii) the Company delivers a subsequent Joint Placement Notice (with a copy to the Selling Stockholder) with parameters superseding those on the earlier-dated Joint Placement Notice, (iv) this Agreement has been terminated under the provisions of Section 12 below, or (v) either party has suspended the sale of the Placement Securities in accordance with Section 3 below. The amount of any commission, discount or other compensation to be paid by the Company to the Applicable Placement Agent in connection with the sale of the Placement Securities on its behalf shall be calculated in accordance with the terms set forth in Exhibit C. The amount of any commission, discount or other compensation to be paid by the Selling Stockholder to the Applicable Placement Agent in connection with the sale of the Placement Securities on its behalf shall be calculated in accordance with the terms set forth in Exhibit C. It is expressly acknowledged and agreed that, with respect to sales of Common Stock effectuated pursuant to a Joint Placement Notice, (a) none of the Company or the Placement Agents will have any obligation whatsoever with respect to a Company Placement or any Placement Securities unless and until the Company delivers a Joint Placement Notice to the Applicable Placement Agent and either (i) the Applicable Placement Agent accepts the terms of such Joint Placement Notice or (ii) where the terms of such Joint Placement Notice are amended, the Company accepts such amended terms by means of an Acceptance pursuant to the terms set forth above, and then only upon the terms specified in the Joint Placement Notice (as amended by the corresponding Acceptance, if applicable) and herein (and after such acceptance by either the Placement Agent or the Company, any Placement Agent bound to such terms is referred to as an “Applicable Placement Agent”), and (b) the Selling Stockholder will not have any obligation whatsoever with respect to the sale of Common Stock on its behalf pursuant to a Selling Stockholder Placement or any Placement Securities unless and until the Company delivers a Joint Placement Notice to the Applicable Placement Agent wherein the number of shares of Common Stock to be sold by the Selling Stockholder is greater than zero and either (i) the Applicable Placement Agent accepts the terms of such Joint Placement Notice or (ii) where the terms of such Joint Placement Notice are amended, the Company accepts such amended terms by means of an Acceptance pursuant to the terms set forth above, and then only upon terms specified in the Joint Placement Notice (as amended by the corresponding Acceptance, if applicable) and herein. In the event of a conflict between the terms of this Agreement and the terms of a Joint Placement Notice (as amended by the corresponding Acceptance, if applicable), the terms of the Joint Placement Notice (as amended by the corresponding Acceptance, if applicable) will control. For the purposes hereof, “Business Day” means any day other than a Saturday, Sunday or a day on which the New York Stock Exchange is closed or on which commercial banks located in New York City are required or authorized by law to close.

Notwithstanding any other provision to the contrary, the Selling Stockholder shall act independently of the Company in making decisions with respect to the terms of any Selling Stockholder Placement contained in a Joint Placement Notice (as amended by the corresponding Acceptance, if applicable).

SECTION 2. Sale of Placement Securities by the Placement Agents. Subject to the provisions of Section 7(a) below, the Applicable Placement Agent, for the period specified in the Joint Placement Notice (as amended by the corresponding Acceptance, if applicable), will use its commercially reasonable efforts consistent with its normal trading and sales practices to sell the Placement Securities up to the amount specified, and otherwise in accordance with the terms of such Joint Placement Notice (as amended by the corresponding Acceptance, if applicable). The Applicable Placement Agent will provide written confirmation to the Company and to the Selling Stockholder, as applicable, no later than the opening of the Trading Day immediately following the Trading Day on which it has made sales of Placement Securities hereunder setting forth the number of Placement Securities sold on such day, the price or prices at which such Placement Securities were sold, the method of such sale, the compensation payable by the Company or Selling Stockholder, as applicable, to the Applicable Placement Agent pursuant to Section 1 with respect to such sales, and the Net Proceeds (as defined below) payable to the Company or Selling Stockholder, as applicable, with an itemization of the deductions made by the Applicable Placement Agent (as set forth in Section 9(b) below) from the gross proceeds that it receives from such sales. Subject to the terms of the Joint Placement Notice (as amended by the corresponding Acceptance, if applicable), the Applicable Placement Agent may sell Placement Securities by any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 of the Securities Act Regulations, including, without limitation, sales made directly on the New York Stock Exchange, on any other existing trading market for the Common Stock, or to or through a market maker. Subject to the terms of the Joint Placement Notice (as amended by the corresponding Acceptance, if applicable), the Applicable Placement Agent may also sell Placement Securities by any other method permitted by law, including but not limited to privately negotiated transactions. For the purposes hereof, “Trading Day” means any day on which Common Stock is purchased and sold on the principal market on which the Common Stock is listed or quoted.

SECTION 3. Suspension of Sales. The Company, the Selling Stockholder or the Applicable Placement Agent may, upon notice to the other parties in writing (including by email correspondence to each of the individuals of the other parties set forth on Exhibit B, if receipt of such correspondence is actually acknowledged by any of the individuals to whom the notice is sent, other than via auto-reply) or by telephone (confirmed immediately by verifiable facsimile transmission or email correspondence to each of the individuals of the other parties set forth on Exhibit B), suspend or terminate any sale of Placement Securities; provided, however, that such suspension or termination shall not affect or impair the Company, the Selling Stockholder (if applicable) or the Applicable Placement Agent’s obligations with respect to any Placement Securities sold hereunder prior to the receipt of such notice, and provided, further, that the Selling Stockholder is only permitted to suspend sales to this Section 3 with respect to a Selling Stockholder Placement. Each of the parties agrees that no such notice under this Section 3 shall be effective unless it is made to one of the individuals named on Exhibit B hereto, as such Exhibit may be amended from time to time.

SECTION 4. Representations and Warranties of the Company, the Adviser and the Administrator. The Company represents and warrants to and agrees with, and each of the Adviser and Administrator represents and warrants to and agrees with, the Placement Agents as of the date hereof and as of each Representation Date (as defined below) on which a certificate is required to be delivered pursuant to Section 11(a) below, as of the time of each sale of any shares of Common Stock pursuant to this Agreement as agreed by and between the Company and the Applicable Placement Agent or the Selling Stockholder and the Applicable Placement Agent, as applicable (each, an “Applicable Time”), and as of each Settlement Date (as defined below), as follows:

(a) the Company has prepared and filed with the Commission the Registration Statement, including the Prospectus, for registration under the Securities Act of the issuance and sale of certain securities, including the Common Stock, from time to time by the Company. Such Registration Statement also registers the sale by the Selling Stockholder of the Maximum Selling Stockholder Amount. The Company has prepared and filed with the Commission the Prospectus relating to the Common Stock in accordance with Rule 424 of the Securities Act Regulations;

(b) the Company has an authorized capitalization as set forth in the Prospectus under the caption “Description of Our Securities” at the date indicated;

(c) all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable, and have not been issued in violation of or subject to any preemptive right, resale right, right of first refusal or other similar right of stockholders arising by operation of law, under the certificate of incorporation, bylaws, certificate of designation or other applicable governing document (collectively, the “Charter Documents”) of the Company, under any agreement to which the Company is a party or otherwise; except as disclosed in the Prospectus, there are no outstanding (x) securities or obligations of the Company convertible into or exchangeable for any shares of capital stock of the Company, (y) warrants, rights or options to subscribe for or purchase from the Company any such shares of capital stock, partnership interest, or membership interest or any such convertible or exchangeable securities or obligations, or (z) obligations of the Company to issue or sell any shares of capital stock, partnership interest, or membership interest, any such convertible or exchangeable securities or obligation, or any such warrants, rights or options;

(d) the Company is a Delaware corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with requisite corporate power and authority to own, lease or operate its properties and to conduct its business as described in the Registration Statement and the Prospectus and to execute and deliver and perform its obligations under the Company Agreements and the Registration Rights Agreement and to consummate the transactions contemplated therein;

(e) the Company is duly qualified or licensed by, and is in good standing in, each jurisdiction in which it conducts its business, or in which it owns or leases real property or otherwise maintains an office, and in which such qualification or licensing is necessary and in which the failure, individually or in the aggregate, to be so qualified or licensed would reasonably be expected to have a material adverse effect on the assets, business, operations, earnings, properties or condition (financial or otherwise), present or prospective (any such effect or change, where the context so requires, is hereinafter called a “Material Adverse Effect” or a “Material Adverse Change”), of the Company; other than as disclosed in the Prospectus, the Company does not own, directly or indirectly, any shares of beneficial interests or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association;

(f) the Company, subject to the filing of the Prospectus under Rule 424 of the Securities Act Regulations, has taken all required action under the Securities Act and the 1940 Act to consummate the transactions contemplated by this Agreement;

(g) the Company is in compliance in all material respects with all applicable laws, rules, regulations, orders, decrees and judgments, including those relating to transactions with affiliates;

(h) the Company is not in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or part of such indebtedness under), its Charter Documents or in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, license, indenture, mortgage, deed of trust, bank loan or credit agreement or other agreement or instrument to which the Company is a party or by which it or its properties is bound or affected, except for such breaches or defaults which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(i) the execution, delivery and performance by the Company of this Agreement, the transactions contemplated by this Agreement, as applicable (including, without limitation, the issuance and sale of the Common Stock), the delivery of the Common Stock by the Company, the Company’s use of the proceeds from the sale of the Common Stock as described in the Registration Statement and the Prospectus, the consummation by the Company of the transactions contemplated by the Company Agreements and the Registration Rights Agreement, and compliance by the Company with the terms and provisions hereunder and thereunder, will not: (x) conflict with, or result in any breach of, or constitute a default under (or constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), (A) any provision of the Charter Documents of the Company, (B) any provision of any contract, license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company is a party or by which any of them or their respective properties may be bound or affected, or (C) any federal, state, local or foreign law, regulation, rule, decree, judgment or order (each, a “Legal Requirement”) issued by the U.S. government or any state, local or foreign government, court, administrative agency or commission or other governmental agency, authority or instrumentality, domestic or foreign, of competent jurisdiction (each, a “Governmental Authority”) applicable to the Company, except in the case of clauses (B) or (C) for such conflicts, breaches or defaults which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, or (y) result in the creation or imposition of any lien, charge, claim or encumbrance upon any material property or asset of the Company;

(j) each of the Company Agreements and the Registration Rights Agreement has been duly authorized, executed and delivered by the Company and constitutes legal, valid and binding agreements of the Company enforceable in accordance with their respective terms, except, in each case, as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and by general equitable principles, and except to the extent that the indemnification and contribution provisions of Section 13 below or provisions thereof may be limited by federal or state securities laws and public policy considerations in respect thereof;

(k) each of the Company Agreements and the Registration Rights Agreement complies in all material respects with all applicable provisions of the 1940 Act, the Investment Advisers Act of 1940, as amended, and the rules and regulations thereunder (collectively, the “Advisers Act”), and the Company’s stockholders have approved the Investment Advisory Agreement as required by Section 15(a) of the 1940 Act and the Company’s board of directors has approved the Investment Advisory Agreement as required by Section 15(c) of the 1940 Act. The operations of the Company as described in the Prospectus are, and at all times through the completion of the transactions contemplated hereby will be, in compliance in all material respects with the provisions of the 1940 Act. The provisions of the Charter Documents and the investment objective, policies and restrictions described in the Prospectus, assuming they are implemented as so described, comply, and at all times through the completion of the transactions contemplated hereby, will comply in all material respects with the applicable requirements of the 1940 Act. The terms of the Investment Advisory Agreement, including compensation terms, comply with the provisions of Sections 15(a) and 15(c) of the 1940 Act and Section 205 of the Advisers Act;

(l) except as disclosed in the Prospectus, no director of the Company is an “interested person” (as defined in the 1940 Act) of the Company or an “affiliated person” (as defined in the 1940 Act) of any of the Placement Agents;

(m) no (i) approval, authorization, consent or order of or filing with any Governmental Authority, (ii) authorization, approval, vote or other consent of any holder of securities of the Company or any creditor of the Company, or (iii) waiver or consent under any material agreement is required in connection with the Company’s execution, delivery and performance of each of the Company Agreements and the Registration Rights Agreement, its consummation of the transactions contemplated by this Agreement (including, without limitation, the issuance and sale of the Common Stock), and its delivery of the shares of Common Stock, other than (A) such as have been obtained, or will have been obtained at the completion of the transactions contemplated hereby, as the case may be, under the Securities Act, the Exchange Act, the 1940 Act, the Advisers Act and the rules and regulations of Financial Industry Regulatory Authority (“FINRA”), (B) such approvals as may be required in connection with the approval of the listing of the Common Stock on the New York Stock Exchange and continued qualification requirements thereunder and (C) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the shares of Common Stock are being offered by the Placement Agents;

(n) except as disclosed in the Prospectus, the Company has all necessary licenses, permits, authorizations, accreditations, certifications, consents and approvals and has made all necessary filings required under any Legal Requirement, and has obtained all necessary licenses, permits, authorizations, accreditations, certifications, consents and approvals from other persons required in order to conduct their respective businesses as described in the Prospectus, except to the extent that any failure to have any such licenses, permits, authorizations, accreditations, certifications, consents or approvals to make any such filings or to obtain any such licenses, permits, authorizations, accreditations, certifications, consents or approvals would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; the Company is not in violation of, or in default under, or has received any notice regarding a possible violation of, default under, or revocation of, any such license, permit, authorization, accreditation, certification, consent or approval or any Legal Requirement applicable to the Company the effect of which would reasonably be expected to have a Material Adverse Change; and no such license, permit, authorization, accreditation, certification, consent or approval contains a materially burdensome restriction that is not adequately disclosed in the Prospectus;

(o) the Registration Statement has been declared effective by the Commission and any Rule 462(b) Registration Statement will have become effective upon filing, no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued by the Commission and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated or threatened by the Commission, and the Company has complied to the Commission’s satisfaction with any request on the part of the Commission for additional information;

(p) the Registration Statement as of its effective date and as of the date hereof complied or will comply, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus, when they become effective or are filed with the Commission, as the case may be, will comply, in all material respects, with the requirements of the Securities Act, the Securities Act Regulations and the 1940 Act; the conditions to the use of Form N-2 in connection with the sale of the Placement Securities as contemplated hereby have been satisfied;

(q) the Registration Statement as of its effective date and as of the date hereof did not, does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus or any amendments thereof or supplements thereto will not, as of its date and as of the respective dates of any amendments or supplements thereto, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that in each case the Company makes no warranty or representation with respect to any statement contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with the information concerning the Placement Agents and furnished in writing by or on behalf of the Placement Agents to the Company expressly for use therein (that information being limited to that described in the last sentence of the first paragraph of Section 13(c) below);

(r) the Prospectus does not and will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that in each case the Company makes no warranty or representation with respect to any statement contained in or omitted from the Prospectus, in reliance upon and in conformity with the information concerning the Placement Agents and furnished in writing by or on behalf of the Placement Agents to the Company expressly for use therein (that information being limited to that described in the last sentence of the first paragraph of Section 13(c) below);

(s) the Prospectus delivered or to be delivered to the Placement Agents for use in connection with the sale of the Placement Securities contemplated herein has been and will be identical to the version of such document transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T;

(t) there are no actions, suits, arbitrations, claims, proceedings, inquiries or investigations pending or, to the knowledge of the Company, threatened against the Company or any of its properties or, to the Company’s knowledge, directors, officers or affiliates, at law or in equity, or before or by any Governmental Authority, which would reasonably be expected to result in a judgment, decree, award or order having a Material Adverse Effect;

(u) the financial statements, including the notes thereto, included in each of the Registration Statement and the Prospectus present fairly the consolidated financial position of the entities to which such financial statements relate (the “Covered Entities”) as of the dates indicated and the consolidated results of operations and changes in financial position and cash flows of the Covered Entities for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the United States and on a consistent basis during the periods involved (except as otherwise noted therein and in accordance with Regulation S-X promulgated by the Commission); the financial statement schedules, if any, included in the Registration Statement and the Prospectus fairly present the information shown therein and have been compiled on a basis consistent with the financial statements included in the Registration Statement and the Prospectus; no other financial statements or supporting schedules are required to be included in the Registration Statement or the Prospectus; and the Company does not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not disclosed in the Registration Statement;

(v) the independent registered public accounting firm whose reports on the financial statements of the Company are filed with the Commission as part of each of the Registration Statement and the Prospectus are, and were during the periods covered by such reports, independent public accountants within the meaning of, and as required by, the Securities Act, the Securities Act Regulations and the 1940 Act, and are registered with the Public Company Accounting Oversight Board;

(w) subsequent to the respective dates as of which information is given in each of the Registration Statement and the Prospectus, and except as may be otherwise stated in such documents, there has not been (i) any event, circumstance or change that has had, or would reasonably be expected to have, a Material Adverse Effect, (ii) any transaction, other than in the ordinary course of business, which is material to the Company, contemplated or entered into by the Company, (iii) any obligation, contingent or otherwise, directly or indirectly incurred by the Company, other than in the ordinary course of business, which would reasonably be expected to have a Material Adverse Effect, or (iv) any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, or any purchase by the Company of any of its outstanding capital stock;

(x) the Company’s current business operations and investments are in compliance in all material respects with the provisions of the 1940 Act and, after giving effect to the issuance and sale of the Common Stock pursuant to this Agreement, will be in compliance in all material respects with the 1940 Act;

(y) the capital stock of the Company, including the Common Stock, conforms in all material respects to the statements relating thereto contained in the Registration Statement and the Prospectus;

(z) except for the Registration Rights Agreement and as disclosed in the Prospectus, there are no persons with registration or other similar rights to have any equity or debt securities, including securities which are convertible into or exchangeable for equity securities, registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act, except for those registration or similar rights which have been waived with respect to the offerings contemplated by this Agreement, all of which registration or similar rights are fairly summarized in the Prospectus;

(aa) the Common Stock to be issued by the Company pursuant to this Agreement in connection with Company Placements has been duly authorized for issuance, sale and delivery pursuant to this Agreement and, when issued and delivered by the Company against payment therefor in accordance with the terms of this Agreement, the Common Stock will be duly and validly issued and fully paid and non-assessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, and the issuance, sale and delivery of the shares of Common Stock by the Company in connection with Company Placements are not subject to any preemptive right, co-sale right, registration right, right of first refusal or other similar right of stockholders arising by operation of law, under the Charter Documents of the Company, or under any agreement to which the Company is a party or otherwise;

(bb) the Company has filed a registration statement on Form 8-A pursuant to Section 12(b) of the Exchange Act to register its Common Stock, and the Form 8-A is effective;

(cc) the Common Stock has been duly listed on the New York Stock Exchange under the ticker symbol “SPMC.” The Company has not received any notice that it is not in compliance with the listing or maintenance requirements of the New York Stock Exchange with respect to the Common Stock. The Company believes that it is, and has no reason to believe that it will not in the foreseeable future continue to be, in material compliance with all such listing and maintenance requirements. Prior to its issuance, the Common Stock will have been approved for listing, subject to official notice of issuance;

(dd) the Company has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted, or which might reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company to facilitate the issuance, sale or resale of the Common Stock;

(ee) the Company is not required to register as a “broker” or “dealer” in accordance with the provisions of the Exchange Act or the rules and regulations thereunder (the “Exchange Act Regulations”);

(ff) any certificate signed by any officer of the Company delivered to the Placement Agents or to counsel for the Placement Agents pursuant to or in connection with this Agreement shall be deemed a representation and warranty by the Company to the Placement Agents as to the matters covered thereby;

(gg) the form of the certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements and with any applicable requirements of the Charter Documents of the Company;

(hh) the Company has good and marketable title in fee simple to all real property, if any, and good title to all personal property owned by it, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, except such as are disclosed in the Registration Statement and the Prospectus or such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company; and any real property and buildings held under lease by the Company are held under valid, existing and enforceable leases, with such exceptions as are disclosed in the Registration Statement and the Prospectus or are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company;

(ii) the descriptions in each of the Registration Statement and the Prospectus of the legal or governmental proceedings, contracts, leases and other legal documents therein described present fairly the information required to be described therein by the Securities Act and the Securities Act Regulations, and there are no legal or governmental proceedings, contracts, leases, or other documents of a character required to be described in each of the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required by the Securities Act or the Securities Act Regulations; all agreements between the Company and third parties expressly referenced in the Prospectus are legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles;

(jj) the statements in the Registration Statement and the Prospectus under the headings “Prospectus Summary – Operating and Regulatory Structure,” “The Adviser and the Administrator,” “U.S. Federal Income Tax Matters,” “Description of our Securities” and “Regulation as a Closed-End Management Investment Company,” insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate in all material respects;

(kk) the expense summary information set forth in the Prospectus in the table provided under the “Summary of Fees and Expenses” heading has been prepared in accordance with the requirements of Form N-2, and any fee projections or estimates, if applicable, are reasonably based and comply in all material respects with the requirements of Form N-2;

(ll) there are no contracts or documents that are required to be described in the Registration Statement and the Prospectus or to be filed as exhibits to the Registration Statement that have not been so described, filed or incorporated by reference as required. All descriptions of contracts or documents described in the Registration Statement and the Prospectus are accurate and complete in all material respects;

(mm) the Company owns or possesses adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, other intangible property rights and know-how (collectively, “Intellectual Property”) as are necessary to entitle the Company to conduct the Company’s business described in the Prospectus, except where the failure to own, license or have such right would not reasonably be expected to have a Material Adverse Effect; and the Company has not received written notice of any infringement of or conflict with (and the Company does not know of any such infringement of or conflict with) asserted rights of others with respect to any Intellectual Property which would reasonably be expected to have a Material Adverse Effect;

(nn) the Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 30a-3 under the 1940 Act) which (i) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, if any, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities to allow timely decisions regarding such disclosures, and (ii) are effective to perform the function for which they were established;

(oo) the Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations and with the investment objectives, policies and restrictions of the Company and the applicable requirements of the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”); (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States to calculate net asset value, to maintain asset accountability and to maintain compliance in all material respects with books and records requirements under the 1940 Act; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as otherwise disclosed in the Prospectus, to the knowledge of the Company, there is no (i) significant deficiency or material weakness in the design or operation of its internal controls over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information to management and the Company’s board of directors, or (ii) fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting;

(pp) except as otherwise disclosed in the Registration Statement and the Prospectus, the Company does not have any off-balance sheet transactions, arrangements, obligations (including contingent obligations), or any other similar relationships with unconsolidated entities or other persons;

(qq) the Company has filed on a timely basis all necessary federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof or has obtained extensions of time from the relevant taxing authority for filing any return that has not been filed (and such extension of time has not expired), and has paid all taxes shown as due thereon except for any tax that is being contested in good faith and that is adequately provided for on the respective books of such entities; and no tax deficiency has been asserted against any such entity, nor does any such entity know of any tax deficiency which is likely to be asserted against any such entity which, if determined adversely to any such entity, would reasonably be expected to have a Material Adverse Effect; and all tax liabilities are adequately provided for on the respective books of such entities;

(rr) the Company maintains insurance (issued by insurers of recognized financial responsibility) against such losses and risks and in such amounts as are prudent and customary in the businesses in which it is engaged; all policies of insurance insuring the Company or its business, assets, employees, officers and directors, including the Company’s directors and officers errors and omissions insurance policy and its fidelity bond required by Rule 17g-1 under the 1940 Act, are in full force and effect; the Company is in compliance with the terms of such policies and fidelity bond in all material respects; and there are no claims by the Company under any such policies or fidelity bond as to which any insurance company is denying liability or defending under a reservation of rights clause; the Company has not been refused any insurance coverage sought or applied for; and the Company has no reason to believe that it will not be able to renew its existing insurance coverage and fidelity bond as and when such coverage and fidelity bond expires or to obtain similar coverage and fidelity bond from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Registration Statement and the Prospectus;

(ss) the Company is not in violation of, nor has it received notice of any violation with respect to, any law, rule, regulation, order, decree or judgment applicable to its business, including those relating to transactions with affiliates, except for those violations that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;

(tt) none of the Company, the Adviser, or the Administrator or, to the knowledge of the Company, the Adviser, or the Administrator, any officer, director, agent or employee purporting to act on behalf of the Company, the Adviser, or the Administrator, has at any time, directly or knowingly indirectly, (i) made any contributions to any candidate for political office, or failed to disclose fully any such contributions, in material violation of law, (ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law (including the Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”)), (iii) engaged in any transactions or maintained any bank account on behalf of the Company or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Company, (iv) materially violated any provision of the FCPA, or any applicable law or regulation thereunder, or committed an offence under the Bribery Act 2010 of the United Kingdom or any other applicable anti-bribery or anti-corruption law (collectively, the “Anti-Corruption Laws”), or (v) made any other unlawful payment;

(uu) except as disclosed in the Prospectus, the Company (i) does not have any material lending or other relationship with any bank or lending affiliate of the Placement Agents and (ii) does not intend to use any of the proceeds from the sale of the Common Stock hereunder to repay any outstanding debt owed to any affiliate of the Placement Agents;

(vv) except as otherwise disclosed in the Prospectus, there are no outstanding loans, extensions of credit or advances or guarantees of indebtedness by the Company to or for the benefit of any of the officers, directors or affiliates of the Company or any of the members of the families of any of them;

(ww) all securities issued by the Company or any trusts established by the Company have been or will be issued and sold in compliance with (i) all applicable federal, state foreign and local securities laws, (ii) the laws of the applicable jurisdiction of incorporation of the issuing entity and (iii) to the extent applicable to the issuing entity, the requirements of the New York Stock Exchange;

(xx) the Company has (i) appointed a Chief Compliance Officer and (ii) adopted and implemented written policies and procedures reasonably designed to prevent violation of the Federal Securities Laws (as that term is defined in Rule 38a-1 under the 1940 Act) by the Company, including policies and procedures that provide oversight of compliance by each investment adviser, administrator and transfer agent of the Company;

(yy) the Company has filed the notification of the registration of the Company as an investment company under the 1940 Act on Form N-8A;

(zz) any statistical and market-related data included in the Registration Statement and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required;

(aaa) except with respect to the Placement Agents, the Company has not incurred any liability for any finder’s fees or similar payments in connection with the transactions contemplated hereby;

(bbb) to the Company’s, the Adviser’s, and the Administrator’s knowledge, there are no affiliations or associations between any member of FINRA and any of the Company’s officers, directors or 5% or greater securityholders, except as disclosed in writing to the Placement Agents in connection with information that may be required to be provided to FINRA, and none of the Company, the Adviser, or the Administrator has any material lending or other relationship with a bank or lending institution affiliated with the Placement Agents except as otherwise may be set forth in the Registration Statement and the Prospectus;

(ccc) no relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company on the other hand, which is required by the Securities Act and the Securities Act Regulations to be described in the Registration Statement and the Prospectus and which is not so described;

(ddd) the Company has not distributed and, prior to the completion of the distribution of the Common Stock, will not distribute any offering material in connection with the transactions contemplated herein other than the Prospectus to which the Placement Agents have consented;

(eee) the Company does not have any employees; to the knowledge of the Company, the Adviser, and the Administrator, there are no existing or threatened labor disputes with the employees of the Adviser or the Administrator which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and none of the Company or the Adviser or the Administrator is aware of any plans of any executive, key employee or significant group of employees of the Adviser or the Administrator to terminate their employment;

(fff) the Company and its officers and directors, in their capacities as such, are in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”), and the rules and regulations promulgated thereunder with which any of them is required to comply;

(ggg) the Company intends to direct the investment of the net proceeds of the sale of Common Stock from the sale of the Placement Securities to conduct its activities in such a manner as to comply with the requirements for qualification and taxation as a regulated investment company (“RIC”) under subchapter M of the Code; the Company has been and is currently in compliance with the requirements of subchapter M of the Code necessary to qualify as a RIC and intends to be treated as a RIC under subchapter M of the Code for any taxable year in which the Company is an investment company registered under the 1940 Act;

(hhh) none of the Company, the Adviser, the Administrator, or, to the Company’s knowledge, any director, officer, agent or employee of, or other person associated with or acting on behalf of, the Company, the Adviser, or the Administrator (each, a “Person”) is (i) the subject to any sanctions administered by the Office of Foreign Assets Control of the United States Treasury Department (“OFAC”), the United Nations Security Council (“UNSC”), the European Union (“EU”), or His Majesty’s Treasury (“HMT”) (collectively, “Sanctions”), or (ii) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Crimea, Cuba, Iran, and North Korea); and Company will not directly or knowingly indirectly use the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any entity, partner or joint venturer or other person or entity for the purpose of financing the activities of any person currently subject to such Sanctions, or in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in this offering, whether as underwriter, adviser, administrator, investor or otherwise);

(iii) the operations of the Company are and have been conducted over the past five years in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the Money Laundering Control Act of 1986, as amended, the Bank Secrecy Act, as amended, the United and Strengthening of America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (USA PATRIOT Act) of 2001, and any other money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority (collectively, the “Money Laundering Laws”), except for any such non-compliance as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and no action, suit or proceeding by or before any Governmental Authority or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened; and

(jjj) at the time of filing the Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Securities Act Regulations) of the Common Stock and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 of the Securities Act Regulations, without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer.

SECTION 5. Representations and Warranties of the Adviser and the Administrator. The Adviser and the Administrator, jointly and severally, represent and warrant to, and agree with, the Placement Agents as of each Applicable Time and as of each Settlement Date, as follows:

(a) the Adviser is a limited liability company duly formed and is validly existing in good standing under the laws of the state of Delaware, with the requisite limited liability company power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly qualified to transact business and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to be so qualified or in good standing would not reasonably be expected to have an Adviser Material Adverse Effect (as defined below). The Administrator is a limited liability company duly formed and is validly existing in good standing under the laws of the state of Delaware, with the requisite limited liability company power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly qualified to transact business and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to be so qualified or in good standing would not reasonably be expected to have an Administrator Material Adverse Effect (as defined below);

(b) the Adviser is duly registered with the Commission as an investment adviser under the Advisers Act and is registered with the appropriate state authority in all states in which it needs to be registered; the Adviser is not prohibited by the Advisers Act, the 1940 Act or any state statute from acting under the Investment Advisory Agreement, as contemplated by the Prospectus; there does not exist any proceeding, or to the Adviser’s knowledge, any facts or circumstances the existence of which could lead to any proceeding which might materially and adversely affect the registration of the Adviser with the Commission or any applicable state regulatory authority;

(c) the Adviser has or had the requisite limited liability company power and authority to enter into this Agreement and the Investment Advisory Agreement and to accept the benefits under the License Agreement, and the Administrator had the requisite limited liability company power and authority to enter into this Agreement and the Administration Agreement; the execution and delivery of, and the performance by the Adviser of its obligations under, this Agreement, the Investment Advisory Agreement and the License Agreement have been duly and validly authorized by the Adviser, and the execution and delivery of, and the performance by the Administrator of its obligations under this Agreement and the Administration Agreement have been duly and validly authorized by the Administrator; and this Agreement, the Investment Advisory Agreement and the License Agreement have been duly executed and delivered by the Adviser and this Agreement and the Administration Agreement have been duly executed and delivered by the Administrator, and each such agreement constitutes the valid and legally binding agreement of the Adviser or Administrator, as applicable, enforceable against the Adviser or Administrator, as applicable, in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of the Adviser’s obligations hereunder and thereunder, and the Administrator’s obligations hereunder and thereunder, may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and by general equitable principles;

(d) the Investment Advisory Agreement is in full force and effect and neither the Adviser nor, to the knowledge of the Adviser, any other party to the Investment Advisory Agreement is in default thereunder, and, no event has occurred which with the passage of time or the giving of notice or both would constitute a default by the Adviser under such document;

(e) each of the Adviser and Administrator has the financial, human and other resources available to it necessary for the performance of its services and obligations as contemplated in the Prospectus and under the Company Agreements, as applicable;

(f) no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving each of the Adviser or the Administrator or their property is pending or, to the knowledge of the Adviser and the Administrator, threatened that (i) is required to be described in the Prospectus that is not so described as required, (ii) would reasonably be expected to have a material adverse effect on the ability of the Adviser or the Administrator, as the case may be, to fulfill its obligations hereunder or under the Investment Advisory Agreement, the License Agreement or the Administration Agreement, as applicable, or (iii) would reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings, business or properties of the Adviser or the Administrator, whether or not arising from transactions in the ordinary course of business (as applicable, an “Adviser Material Adverse Effect,” an “Administrator Material Adverse Effect” and collectively and as applicable, “Adviser/Administrator Material Adverse Effect”), except as set forth in or contemplated in the Prospectus;

(g) neither the Adviser nor the Administrator is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or part of such indebtedness under), its respective Charter Documents or in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, license, indenture, mortgage, deed of trust, bank loan or credit agreement or other agreement or instrument to which the Adviser or the Administrator is a party or by which any of them or their respective properties is bound or affected, except for such breaches or defaults which would not, individually or in the aggregate, reasonably be expected to have an Adviser/Administrator Material Adverse Effect;

(h) since the respective dates as of which information is given in the Prospectus, except as otherwise stated therein, (i) there has been no event, circumstance or change that has had, or would reasonably be expected to have an Adviser/Administrator Material Adverse Effect; and (ii) there have been no transactions entered into by the Adviser or Administrator which are material to the Adviser or Administrator, as the case may be, other than those in the ordinary course of its business as described in the Prospectus;

(i) each of the Adviser and the Administrator possesses all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its business in the manner described in the Prospectus, and neither the Adviser nor the Administrator has received any notice of proceedings relating to the revocation or modification thereof, except where the failure to possess any such licenses, certificates, permits or other authorizations, or the revocation or modification thereof, would not, individually or in the aggregate, reasonably be expected to have an Adviser/Administrator Material Adverse Effect and would not reasonably be expected to have a material adverse effect on the transactions contemplated by this Agreement;

(j) there are no actions, suits, arbitrations, claims, proceedings, inquiries or investigations pending or, to the knowledge of the Adviser or the Administrator, threatened against the Adviser or the Administrator, or any of their respective properties, or, to the knowledge of the Adviser or the Administrator, their respective directors, officers or affiliates, at law or in equity, or before or by any Governmental Authority, in each case which would reasonably be expected to result in a judgment, decree, award or order having an Adviser/Administrator Material Adverse Effect;

(k) each of the Adviser and the Administrator owns or possesses adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, other intangible property rights and know-how (collectively, “Adviser/Administrator Intellectual Property”) as are necessary to entitle the Adviser and the Administrator to conduct their respective businesses as described in the Prospectus, except where the failure to own, license or have such right would not reasonably be expected to have an Adviser/Administrator Material Adverse Effect; and neither the Adviser nor the Administrator has received written notice of any infringement of or conflict with (and neither the Adviser nor the Administrator knows of any such infringement of or conflict with) asserted rights of others with respect to any Adviser/Administrator Intellectual Property which would reasonably be expected to have an Adviser/Administrator Material Adverse Effect;

(l) no (i) approval, authorization, consent or order of or filing with any Governmental Authority, (ii) authorization, approval, vote or other consent of any holder of securities of the Adviser or the Administrator or any creditor of the Adviser or the Administrator, or (iii) waiver or consent under any material agreement is required in connection with the Adviser’s and the Administrator’s execution, delivery and performance of this Agreement or the Company Agreements, to the extent a party thereto, the consummation of the transactions contemplated by this Agreement (including, without limitation, the issuance and sale of the Common Stock), and the delivery of the Common Stock, other than (A) such as have been obtained, or will have been obtained at each Settlement Date with respect to the Common Stock issued and sold as of such Settlement Date, under the Securities Act, the Exchange Act, the 1940 Act, the Advisers Act and the rules and regulations of FINRA or the New York Stock Exchange and (B) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Placement Securities are being offered by the Placement Agents;

(m) each of the Adviser and the Administrator owns or leases or has access to all properties and assets as are necessary to the conduct of its operations as presently conducted;

(n) neither the execution, delivery or performance by the Adviser of this Agreement, the Investment Advisory Agreement, or the License Agreement, or the execution, delivery or performance by the Administrator of this Agreement or the Administration Agreement, nor the consummation of the transactions herein or therein contemplated, nor the fulfillment of the terms hereof or thereof conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Adviser or Administrator, as applicable, pursuant to (i) the Charter Documents of the Adviser or Administrator, as applicable, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Adviser or Administrator, as applicable, is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Adviser or Administrator, as applicable, of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Adviser or Administrator, as applicable, or any of their respective properties, except in the case of clauses (ii) and (iii) where such breach or violation, either singly or in the aggregate, would not reasonably be expected to have an Adviser/Administrator Material Adverse Effect;

(o) neither the Adviser nor the Administrator has taken, directly or indirectly, any action designed to, or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the issuance, sale or resale of the Common Stock, and neither the Adviser nor the Administrator is aware of any such action taken or to be taken by any affiliates of the Adviser or the Administrator;

(p) the operations of the Adviser and the Administrator are and have been conducted at all times in compliance with applicable Money Laundering Laws, except for any such non-compliance as would not, individually or in the aggregate, reasonably be expected to have an Adviser/Administrator Material Adverse Effect, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Adviser or the Administrator with respect to the Money Laundering Laws is pending or, to the knowledge of the Adviser or the Administrator, threatened;

(q) the Adviser maintains a system of internal controls sufficient to provide reasonable assurance that (i) transactions effectuated by it under the Investment Advisory Agreement are executed in accordance with its management’s general or specific authorization and (ii) access to the Company’s assets is permitted only in accordance with its management’s general or specific authorization;

(r) the Adviser (i) has adopted and implemented written policies and procedures pursuant to Rule 206(4)-7 under the Advisers Act reasonably designed to prevent violations of the Advisers Act by the Adviser; (ii) is conducting its business in compliance with all laws, rules, regulations, decisions, directives and orders except for such failure to comply which would not reasonably be expected to result in a Material Adverse Effect; and (iii) is conducting its business in compliance in all material respects with the applicable requirements of the Advisers Act;

(s) the description of each of the Adviser and the Administrator and their respective business, and the statements attributable to the Adviser and the Administrator in each of the Registration Statement and the Prospectus, did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

(t) neither of the Adviser nor the Administrator is, and after giving effect to the sale of the Common Stock and the application of the proceeds thereof as described in the Registration Statement and the Prospectus will be, required to register as an “investment company” (as defined in the 1940 Act);

(u) each of the Adviser and the Administrator maintains insurance (issued by insurers of recognized financial responsibility) of the types and in the amounts generally deemed adequate for their respective businesses and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Adviser and/or the Administrator against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect;

(v) any certificate signed by any officer of the Adviser or the Administrator and delivered to the Placement Agents or to counsel for the Placement Agents shall be deemed a representation and warranty by the Adviser or the Administrator, as applicable, to the Placement Agents as to matters covered thereby; and

(w) the information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) of each of the Adviser and the Administrator are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of, the Company, its subsidiaries (if any), and the Adviser and the Administrator, as applicable, as currently conducted. Each of the Adviser and the Administrator has implemented and maintained commercially reasonable controls, policies, procedures, and safeguards to maintain and protect the Company’s, its subsidiaries’, the Adviser’s and the Administrator’s material confidential information and the integrity, continuous operation, redundancy and security of all material IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data (“Personal Data”)) used in connection with their respective business, and there have been no breaches, violations, outages or unauthorized uses of or accesses to same, except, in each case, as would not reasonably be expected to, individually or in the aggregate, have an Adviser/Administrator Material Adverse Effect. The Company, its subsidiaries, the Adviser and the Administrator are presently in compliance in all material respects with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification, except, in each case, as would not reasonably be expected to, individually or in the aggregate, have an Adviser/Administrator Material Adverse Effect.

SECTION 6. Representations and Warranties of the Selling Stockholder. The Selling Stockholder represents and warrants to and agrees with the Placement Agents as of the date hereof and as of each Representation Date on which a certificate is required to be delivered pursuant to Section 11(c)(i) below, as of the Applicable Time and as of each Settlement Date, as follows:

(a) (x) neither the Registration Statement nor any amendments or supplements thereto includes any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, not misleading and (y) neither the Prospectus nor any amendments or supplements thereto includes any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, in each case of clauses (x) and (y) such representations and warranties set forth in this Section 6(a) apply only to statements or omissions made in reliance upon and in conformity with information relating to the Selling Stockholder furnished in writing by or on behalf of the Selling Stockholder expressly for use in the Registration Statement, the Prospectus or any amendment or supplement thereto, as applicable, it being understood and agreed that the only information furnished by the Selling Stockholder consists of the name of the Selling Stockholder, the number of shares of Common Stock beneficially owned prior to the offering by the Selling Stockholder and the information contained in footnote (3) of the beneficial ownership table related to the Selling Stockholder set forth in “Control Persons and Principal Stockholders” and under the caption “Selling Stockholder” in the Registration Statement and Prospectus, respectively (collectively, the “Selling Stockholder Information”);

(b) the Selling Stockholder is not prompted to sell the shares of Common Stock to be sold hereunder by any material information concerning the Company or any subsidiary of the Company which is not set forth in the Registration Statement or the Prospectus or otherwise publicly available;

(c) this Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder;

(d) the execution and delivery of this Agreement, the sale and delivery of the shares of Common Stock to be sold by the Selling Stockholder and compliance by the Selling Stockholder with its obligations hereunder do not and will not, whether with or without the giving of notice or passage of time or both, (i) conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the shares of Common Stock to be sold by the Selling Stockholder, pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder may be bound, or to which any of the shares of Common Stock to be sold by the Selling Stockholder is subject, (ii) result in any violation of the provisions of the certificate of formation or limited liability company agreement or other organizational instrument of the Selling Stockholder, if applicable, or (iii) result in any violation of the provisions of any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Selling Stockholder, except, in the case of clauses (i) and (iii) above, for any conflicts, breaches, violations or defaults that would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Selling Stockholder to consummate the transactions contemplated by this Agreement;

(e) the Selling Stockholder has valid title to, or a valid “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code as in effect in the State of New York (the “UCC”) in respect of, the shares of Common Stock to be sold by the Selling Stockholder free and clear of all security interests, claims, liens, equities or other encumbrances and the legal right and power, and all authorization and approval required by law, to enter into this Agreement and to sell, transfer and deliver the shares of Common Stock to be sold by the Selling Stockholder or a valid security entitlement in respect of such shares of Common Stock;

(f) upon delivery of the shares of Common Stock to be sold by the Selling Stockholder pursuant to this Agreement to The Depository Trust Fund through its Deposit and Withdrawal at Custodian System or by such other means of delivery as may be mutually agreed upon by the Selling Stockholder and the Applicable Placement Agent and as directed by the Applicable Placement Agent, unless delivery is unnecessary because such shares of Common Stock are already in possession of The Depository Trust Fund or such nominee, and upon payment of the purchase price for such shares of Common Stock, registration of such Common Stock in the name of The Depository Trust Fund or such other nominee and the crediting of such Common Stock on the records of The Depository Trust Fund to securities accounts (within the meaning of Section 8-501(a) of the UCC) of the Applicable Placement Agent: (A) under Section 8-501 of the UCC, the Applicable Placement Agent will acquire a valid “security entitlement” in respect of such Common Stock and (B) assuming the Applicable Placement Agent has so acquired such security entitlement without notice of any “adverse claim” (within the meaning of Sections 8-102(a)(1) and 8-105 of the UCC) to such Common Stock, no action based on any “adverse claim” (within the meaning of Section 8-102(a)(1) and 8-105 of the UCC) to such Common Stock may be asserted against the Applicable Placement Agent; for purposes of this representation, the Selling Stockholder may assume that when such payment, delivery, registration and crediting occur, (I) such shares of Common Stock being sold by the Selling Stockholder will have been registered in the name of The Depository Trust Fund or such other nominee, in each case on the Company’s share registry in accordance with its Charter Documents and applicable law, (II) The Depository Trust Fund will be registered as a “clearing corporation” and thus a “securities intermediary” within the meaning of Section 8-102 of the UCC and its jurisdiction for purposes of Article 8 of the UCC will be the State of New York, and (III) appropriate entries to the securities account or accounts in the name of the Applicable Placement Agent on the records of The Depository Trust Fund will have been made pursuant to the UCC;

(g) the Selling Stockholder has not taken, and will not take, directly or indirectly, any action which is designed to or which constituted or would reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Common Stock;

(h) no filing with, or consent, approval, authorization, order, registration, qualification or decree of any arbitrator, court, governmental body, regulatory body, administrative agency or other authority, body or agency, domestic or foreign, is necessary or required for the performance by the Selling Stockholder of its obligations hereunder, or in connection with the sale and delivery of the Common Stock hereunder by the Selling Stockholder, except such as have been already obtained or as may be required under the Securities Act, the Securities Act Regulations, the rules of the New York Stock Exchange, state securities laws or the rules of FINRA;

(i) except for the Registration Rights Agreement and as described in the Registration Statement and the Prospectus, the Selling Stockholder does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering contemplated by this Agreement;

(j) the Selling Stockholder has not prepared, or used or referred to, any “Free Writing Prospectus” (as defined in Rule 405 under the Securities Act Regulations), and has not distributed any written materials in connection with the offer or sale of the Common Stock;

(k) neither the Selling Stockholder nor any of its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with any member firm of FINRA or is a person associated with a member (within the meaning of the bylaws of FINRA) of FINRA;

(l) neither the Selling Stockholder nor any of its subsidiaries nor, to the knowledge of the Selling Stockholder, any director, officer, agent, employee or controlled affiliate of the Selling Stockholder or any of its subsidiaries, acting in such capacities, has taken any action, directly or indirectly, that would result in a material violation by such persons of any Anti-Corruption Laws, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA in any material respect, and the Selling Stockholder, its subsidiaries and, to the knowledge of the Selling Stockholder, its controlled affiliates have conducted their businesses in compliance with the Anti-Corruption Laws in all material respects and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith. Neither the Selling Stockholder nor any of its subsidiaries will use, directly or indirectly, the proceeds of the offering in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, in violation of the Anti-Corruption Laws.

(m) the operations of the Selling Stockholder and its subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Money Laundering Laws and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Selling Stockholder or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Selling Stockholder, threatened;

(n) (i) neither the Selling Stockholder nor any of its subsidiaries, nor any director or officer thereof, nor, to the knowledge of the Selling Stockholder, any other employee, agent, controlled affiliate or representative of the Selling Stockholder or any of its subsidiaries, is (x) any person that is, or is owned or controlled by a person that is the subject of any Sanctions nor (y) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Crimea, the non-government controlled Kherson, and Zaporizhzhia regions of Ukraine, the so-called Donetsk People’s Republic, the so- called Luhansk People’s Republic, Cuba, Iran, North Korea, and Syria), and (ii) the Selling Stockholder will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture or other person, to fund or facilitate any activities or business of or with any person, or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; and

Any certificate signed by any officer or other authorized signatory of the Selling Stockholder and delivered to the Placement Agents or to counsel for the Placement Agents shall be deemed a representation and warranty by the Selling Stockholder to the Placement Agents as to the matters covered thereby.

SECTION 7. Certain Covenants of the Company, the Adviser and the Administrator. The Company hereby agrees, and the Adviser and the Administrator jointly and severally agree, with each Placement Agent:

(a) to use commercially reasonable efforts to furnish such information as may be required and otherwise to cooperate with the Placement Agents in qualifying the offering of the Common Stock and the sale of the Common Stock under the securities or blue sky laws of such jurisdictions (both domestic and foreign) as the Placement Agents may designate, and to maintain such qualifications in effect as long as requested by the Placement Agents for the distribution of the Placement Securities; provided, however, that the Company shall not be required to qualify as a foreign corporation, to subject itself to taxation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and the sale of the Common Stock);

(b) to prepare the Prospectus in a form approved by the Placement Agents and file such Prospectus with the Commission pursuant to Rule 424 of the Securities Act Regulations within the applicable time period prescribed for such filing by Rule 424 of the Securities Act Regulations, to provide evidence satisfactory to the Placement Agents of such timely filing; and to furnish promptly (and with respect to the initial delivery of such Prospectus, not later than 10:00 a.m. (New York City time) on the day following the execution and delivery of this Agreement or on such other day as the parties may mutually agree) to the Placement Agents copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) in such quantities and at such locations as the Placement Agents may reasonably request for the purposes contemplated by the Securities Act Regulations, which Prospectus and any amendments or supplements thereto furnished to the Placement Agents will be identical to the version transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T;

(c) to advise the Placement Agents immediately, confirming such advice in writing, of (i) the receipt of any comments from, or any request by, the Commission for amendments or supplements to the Registration Statement or the Prospectus, or for additional information with respect thereto, (ii) when, prior to the termination of this Agreement, any amendment to the Registration Statement shall have been filed or become effective, (iii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of Prospectus, or of the suspension of the qualification of the Common Stock for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes and, if the Commission or any other government agency or authority should issue any such order, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible, (iv) any examination pursuant to Section 8(e) of the Securities Act concerning the Registration Statement that becomes known to the Company, or (v) if the Company becomes subject to a proceeding under Section 8A of the Securities Act in connection with the distribution of the Common Stock contemplated herein; and, so long as a prospectus is required to be delivered in connection with this Agreement, to advise the Placement Agents promptly of any proposal to amend or supplement the Registration Statement or the Prospectus and to file no such amendment or supplement to which the Placement Agents shall reasonably object in writing;

(d) to furnish to the Placement Agents for as long as this Agreement is in effect (i) as soon as available, copies of all annual, quarterly and current reports or other communications supplied to holders of Common Stock, (ii) as soon as practicable after the filing thereof, copies of all reports filed by the Company with the Commission, FINRA or any securities exchange, and (iii) such other information as the Placement Agents may reasonably request regarding the Company (provided, however, that in each case of (i), (ii) and (iii), the filing of same with EDGAR or any successor system of the Commission shall be deemed to satisfy the obligation to furnish any material required to be furnished hereunder);

(e) to advise the Placement Agents promptly of the happening of any event or development known to the Company within the term of this Agreement which, in the judgment of the Company or in the reasonable opinion of the Placement Agents or counsel for the Placement Agents, (i) would require the making of any change in the Prospectus so that the Prospectus would not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (ii) would make it necessary to amend or supplement the Prospectus in order to comply with any law and, in each case, during such time, to promptly prepare and furnish to the Placement Agents copies of the proposed amendment or supplement before filing any such amendment or supplement with the Commission and thereafter promptly furnish at the Company’s own expense to the Placement Agents and to soliciting dealers copies in such quantities and at such locations as the Placement Agents may from time to time reasonably request of an appropriate amendment or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not when it is so delivered include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or so that the Prospectus will comply with applicable law;

(f) to file promptly with the Commission any amendment or supplement to the Registration Statement or the Prospectus contemplated by Section 7(e) of this Agreement;

(g) prior to filing with the Commission any amendment or supplement to the Registration Statement or the Prospectus, to furnish a copy thereof to the Placement Agents and counsel for the Placement Agents and to obtain the consent of the Placement Agents (which consent shall not be unreasonably withheld or delayed) to the filing;

(h) to furnish promptly to the Placement Agents a signed copy of the Registration Statement, as initially filed with the Commission, and all amendments or supplements thereto (including all exhibits filed therewith) and such number of conformed copies of the foregoing (without exhibits thereto) as the Placement Agents may reasonably request;

(i) to timely file with the Commission any documents required pursuant to Section 13, 14, or 15(d) of the Exchange Act during the prospectus delivery period in the manner and within the time periods required by the Exchange Act and the Exchange Act Regulations;

(j) to apply the net proceeds from the sale of the Placement Securities in accordance with its statements under the caption “Use of Proceeds” in the Prospectus;

(k) to make generally available to its security holders, but in any event not later than the end of the fiscal quarter first occurring after the first anniversary of the effective date of the Registration Statement, an earnings statement complying with the provisions of the last paragraph of Section 11(a) of the Securities Act and Rule 158 of the Securities Act Regulations covering a period of 12 months beginning after the effective date of the Registration Statement;

(l) to use its reasonable best efforts to file a supplemental listing application with the New York Stock Exchange;

(m) to take all necessary actions to ensure that it is in compliance with all applicable corporate governance requirements set forth in the New York Stock Exchange Listed Company Manual that are currently in effect and applicable provisions of the Sarbanes-Oxley Act of 2002, as amended, and all rules and regulations promulgated thereunder that are currently in effect;

(n) during the pendency of any Joint Placement Notice (as amended by the corresponding Acceptance, if applicable) given hereunder with respect to a Company Placement, to provide the Placement Agents notice as promptly as reasonably possible before it offers to sell, contracts to sell, sells, grants any option to sell or otherwise disposes of any Common Stock (other than Placement Securities offered pursuant to the provisions of this Agreement in connection with a Company Placement or any other agreement previously disclosed to the Placement Agents in connection with the negotiation of this Agreement) or securities convertible into or exchangeable for Common Stock, warrants or any rights to purchase or acquire Common Stock; provided, however, that such notice shall not be required in connection with the (i) the issuance of securities in connection with an acquisition, merger or sale or purchase of assets described in the Prospectus or (ii) the issuance or sale of Common Stock pursuant to any dividend reinvestment plan that the Company may adopt from time to time;

(o) not to, and to use its best efforts to cause its officers, directors and affiliates not to, (i) take, directly or indirectly, prior to termination of the terms and arrangement contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the issuance, sale or resale of the Common Stock or (ii) sell, bid for, purchase or pay anyone (other than the Placement Agents or any counterparty to any other agreement with the Company providing for the same which was previously disclosed to the Placement Agents in connection with the negotiation of this Agreement) any compensation for soliciting purchases of the Common Stock;

(p) to obtain or maintain, as appropriate, directors and officers liability insurance in an amount deemed advisable by the Company in its reasonable discretion;

(q) to comply with all of the provisions of any undertakings in the Registration Statement;

(r) to use its reasonable best efforts to meet the requirements of subchapter M of the Code to qualify as a RIC under the Code with respect to any fiscal year in which the Company is a registered investment company;

(s) to use its reasonable best efforts to maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) material information relating to the Company and the assets managed by the Adviser is promptly made known to the officers responsible for establishing and maintaining the system of internal accounting controls; and (ii) any significant deficiencies or weaknesses in the design or operation of internal accounting controls which could adversely affect the Company’s ability to record, process, summarize and report financial data, and any fraud whether or not material that involves management or other employees who have a significant role in internal controls, are adequately and promptly disclosed to the Company’s independent auditors and the audit committee of the Company’s board of directors;

(t) that none of the Company, the Adviser, or the Administrator, nor any of their affiliates (A) has taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security of the Company to facilitate the issuance and sale or resale of the Common Stock, (B) has since the filing of the Registration Statement sold, bid for or purchased, or paid anyone any compensation for soliciting purchases of Common Stock and (C) will not, until the completion of the distribution (within the meaning of Regulation M under the Exchange Act) of the Common Stock, sell, bid for or purchase, pay or agree to pay to any person any compensation for soliciting another to purchase Common Stock; provided that any action in connection with a dividend reinvestment plan or pursuant to another agreement with the Company previously disclosed to the Placement Agents in connection with this Agreement will not be deemed to be within the terms of this Section 7(t);

(u) without the written consent of the Placement Agents, the Company will not, directly or indirectly, offer to sell, sell, contract to sell, grant any option to sell or otherwise dispose of any Common Stock or securities convertible into or exchangeable for Common Stock, warrants or any rights to purchase or acquire Common Stock, or deliver a Joint Placement Notice to the Placement Agents, during the period beginning on the third Trading Day immediately prior to the date on which any Joint Placement Notice from the Selling Stockholder is delivered to the Placement Agents hereunder and ending on the third Trading Day immediately following the Settlement Date with respect to Common Stock sold pursuant to such Joint Placement Notice; and will not directly or indirectly enter into any other “at the market” or continuous equity transaction offer to sell, sell, contract to sell, grant any option to sell or otherwise dispose of any Common Stock (other than the Common Stock offered pursuant to this Agreement or pursuant to the Company’s committed equity financing agreement with B. Riley Principal Capital II, LLC (the “B. Riley Facility”); provided, however, that the Company shall only sell shares of its Common Stock under the B. Riley Facility during periods in which a Joint Placement Notice is not in effect) or securities convertible into or exchangeable for Common Stock, warrants or any rights to purchase or acquire, Common Stock prior to the termination of this Agreement; provided, however, that such restrictions will not be required in connection with the Company’s (i) issuance or sale of Common Stock, options to purchase Common Stock, restricted stock unit awards or other equity awards to acquire Common Stock, or Common Stock issuable upon the exercise of options or other equity awards, or the vesting of any of the foregoing, pursuant to any employee or director share option, incentive or benefit plan, share purchase or ownership plan, long-term incentive plan, dividend reinvestment plan, inducement award under New York Stock Exchange rules or other compensation plan of the Company or its subsidiaries, as in effect on the date of this Agreement, (ii) issuance or sale of Common Stock issuable upon exchange, conversion or redemption of securities or the exercise or vesting of warrants, options or other equity awards outstanding at the date of this Agreement, (iii) modification of any outstanding options, warrants of any rights to purchase or acquire Common Stock, or (iv) issuance or sale of Common Stock or securities convertible or exchangeable for Common Stock as consideration for mergers, acquisitions, other business combinations or strategic alliances, joint ventures, marketing or distributions agreements, sales agreements (other than the B. Riley Facility), consulting agreements, collaboration agreements, promotion agreements, license agreements, or other similar agreements which are not used for capital raising purposes, provided that the aggregate number of shares Common Stock issued or sold under this subsection (iv) shall not exceed 5% of the number of shares of Common Stock outstanding immediately prior to giving effect to such sale of issuance; and

(v) that except by means of the Prospectus or as otherwise agreed by the parties, the Company (including its agents and representatives, other than the Placement Agents in their capacity as such) will not make, use, prepare, authorize, approve or refer to any written communication (as defined in Rule 405 under the Securities Act), and including without limitation any advertisement as defined in Rule 482 under the Securities Act, required to be filed with the Commission, that constitutes an offer to sell or solicitation of an offer to buy Common Stock hereunder; provided, however, that the foregoing shall not prohibit the Company from (i) making its required filings with the Commission or the dissemination thereof as required by the federal securities laws, state law or the rules and regulations of the New York Stock Exchange and (ii) disseminating any additional sales material used in connection with the Registration Statement other than in connection with the offer and sale of the Common Stock hereunder.

SECTION 8. Covenants of the Selling Stockholder. The Selling Stockholder hereby agrees with each Placement Agent that:

(a) without the written consent of the Placement Agents, the Selling Stockholder will not (i) directly or indirectly offer to sell, sell, contract to sell, grant any option to sell or otherwise dispose of any Common Stock or securities convertible into or exchangeable for Common Stock (other than the shares of Common Stock offered pursuant to this Agreement), warrants or any rights to purchase or acquire Common Stock, during the period beginning on the third Trading Day immediately prior to the date on which any Joint Placement Notice in which the number of Placement Securities to be sold by the Selling Stockholder is greater than zero is delivered to a Placement Agent hereunder and ending on the earlier of (x) the suspension or termination of a Joint Placement Notice, with respect to a Selling Stockholder Placement, pursuant to Section 3 hereof and (y) the third Trading Day immediately following the Settlement Date with respect to Placement Securities sold pursuant to such Joint Placement Notice from the Company; (ii) prior to the termination of this Agreement as to the Selling Stockholder directly or indirectly enter into any other “at the market” or continuous equity transaction offer to sell, sell, contract to sell, grant any option to sell or otherwise dispose of any Common Stock (other than the shares of Common Stock offered pursuant to this Agreement) or securities convertible into or exchangeable for Common Stock, warrants or any rights to purchase or acquire Common Stock prior to the termination of this Agreement as to the Selling Stockholder; or (iii) prior to the termination of this Agreement as to the Selling Stockholder enter into any swap or any other agreement or transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap, agreement or transaction described in clause (i) or (iii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. For the avoidance of doubt, clause (iii) above only applies to swaps or other hedging transactions and does not apply to other sales of shares of Common Stock by the Selling Stockholder;

(b) neither it nor any affiliate of such Selling Stockholder will take, directly or indirectly, any action which is designed, or would be expected, to cause or result in, or which constitutes, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any shares of Common Stock or to result in a violation of Regulation M under the Exchange Act. For purposes of this Section 8(b), references to any affiliate of any Selling Stockholder will not include the Company or its controlled affiliates;

(c) the Selling Stockholder consents to the Placement Agents trading in the Company’s Common Stock for their own account and for the account of their clients at the same time as sales of Common Stock occur pursuant to this Agreement. Notwithstanding the foregoing, the Selling Stockholder is not responsible for compliance by the Placement Agents with laws and regulations (including Regulation M) that apply to the Placement Agents with respect to any such trading;

(d) if, to the knowledge of the Selling Stockholder, any filing required by Rule 424 under the Securities Act Regulations in connection with an offering of shares of Common Stock shall not have been made, or the representations and warranties of the Company or the Selling Stockholder contained in this Agreement shall not be true and correct on the applicable Settlement Date, the Selling Stockholder will offer to any person who has agreed to purchase shares of Common Stock from or through the Placement Agents the right to refuse to purchase and pay for such shares of Common Stock;

(e) the Selling Stockholder will cooperate with any due diligence review reasonably requested by the Placement Agents or counsel for the Placement Agents, fully and in a timely manner, in connection with offers and sales of shares of Common Stock from time to time, including, without limitation, and upon reasonable notice, providing information and making available documents and appropriate corporate officers, during regular business hours and at the Selling Stockholder’s principal offices; and

(f) the Selling Stockholder will, at any time during the term of this Agreement, as supplemented from time to time, advise the Placement Agents promptly after it shall have received notice or obtained actual knowledge thereof, of any information or fact that would materially alter or affect any opinion, certificate, letter or other document provided to the Placement Agents pursuant to this Agreement.

SECTION 9. Sale and Delivery to Placement Agents; Settlement.

(a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, upon the Applicable Placement Agent’s acceptance of the terms of a Joint Placement Notice or upon receipt by the Applicable Placement Agent of an Acceptance, as the case may be, and unless the sale of the Placement Securities described therein has been declined, suspended, or otherwise terminated in accordance with the terms of this Agreement, the Applicable Placement Agent, for the period specified in the Joint Placement Notice (as amended by the corresponding Acceptance, if applicable), will use its commercially reasonable efforts consistent with its normal trading and sales practices to sell such Placement Securities in negotiated transactions or transactions that are deemed to be “at the market” offerings up to the amount specified, and otherwise in accordance with the terms of such Joint Placement Notice (as amended by the corresponding Acceptance, if applicable). Each of the Company, the Adviser, the Administrator and the Selling Stockholder acknowledges and agrees that (i) there can be no assurance that the Applicable Placement Agent will be successful in selling Placement Securities, (ii) the Applicable Placement Agent will incur no liability or obligation to the Company, the Adviser, the Administrator, the Selling Stockholder or any other person or entity if it does not sell Placement Securities for any reason other than a failure by the Applicable Placement Agent to use its commercially reasonable efforts consistent with its normal trading and sales practices to sell such Placement Securities as required under this Section 9, and (iii) the Applicable Placement Agent shall be under no obligation to purchase Common Stock on a principal basis pursuant to this Agreement, except as otherwise agreed by the Applicable Placement Agent in the Joint Placement Notice (as amended by the corresponding Acceptance, if applicable).

(b) Unless otherwise specified in the applicable Joint Placement Notice (as amended by the corresponding Acceptance, if applicable), settlement for sales of Placement Securities will occur on the first (1st) Trading Day (or such earlier day as is industry practice for regular-way trading) following the date on which such sales are made (each, a “Settlement Date”). The amount of proceeds to be delivered to the Company or Selling Stockholder, as applicable, on a Settlement Date against receipt of the Placement Securities sold (the “Net Proceeds”) will be equal to the aggregate offering price received by the Applicable Placement Agent at which such Placement Securities were sold, after deduction for (i) the Applicable Placement Agent’s commission, discount or other compensation for such sales payable by the Company or Selling Stockholder, as applicable, as calculated in accordance with the terms of Exhibit C attached hereto, and (ii) any transaction fees imposed by any governmental or self-regulatory organization in respect of such sales.

(c) On or before each Settlement Date, the Company or Selling Stockholder, as applicable, will, or will cause its respective transfer agent (the “Transfer Agent”) to, electronically transfer the Placement Securities being sold by crediting the Applicable Placement Agent’s or its designee’s account (provided the Applicable Placement Agent shall have given the Company or Selling Stockholder, as applicable, written notice of such designee prior to the Settlement Date) at The Depository Trust Fund through its Deposit and Withdrawal at Custodian System or by such other means of delivery as may be mutually agreed upon by the parties hereto, which in all cases shall be freely tradable, transferable, registered shares in good deliverable form. The Applicable Placement Agent will deliver the related Net Proceeds in same day funds to an account designated by the Company or Selling Stockholder, as applicable, prior to the Settlement Date. Each of the Company and the Selling Stockholders agrees that if the Company, the Selling Stockholder, or the Transfer Agent (if applicable) defaults in its obligation to deliver Placement Securities on a Settlement Date, in addition to and in no way limiting the rights and obligations set forth in Section 13(a) and (b) hereto, each of the Company and the Selling Stockholder agrees that it will (i) hold the Applicable Placement Agent harmless against any loss, liability, claim, damage, or expense whatsoever (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Company, the Selling Stockholder, or the Transfer Agent (if applicable), as applicable, and (ii) pay to the Applicable Placement Agent any commission, discount, or other compensation to which it would otherwise have been entitled absent such default.

(d) The Placement Securities shall be in such denominations and registered in such names as the Applicable Placement Agent may request in writing at least one full Trading Day before the Settlement Date. The Company or the Selling Stockholder, as applicable, shall deliver the Placement Securities, if any, through the facilities of The Depository Trust Fund, unless the Applicable Placement Agent shall otherwise instruct.

(e) Under no circumstances shall the Company cause or request the offer or sale of any Common Stock pursuant to this Agreement if, after giving effect to the sale of such Common Stock, the aggregate offering price of the Common Stock sold pursuant to this Agreement would exceed the lesser of (A) together with all sales of Common Stock sold on behalf of the Company under this Agreement in Company Placements, the Maximum Company Amount, (B) the amount available for offer and sale under the currently effective Registration Statement, and (C) the amount authorized from time to time to be issued and sold under this Agreement by the Company and notified to the Placement Agents in writing in Company Placements. Under no circumstances shall the Company cause or request the offer or sale of any Common Stock pursuant to this Agreement in a Company Placement (i) at a price lower than the minimum price authorized from time to time by the Company and notified to the Placement Agents in writing and (ii) at a price (net of the Placement Agents’ commission, discount or other compensation for such sales payable by the Company as calculated in accordance with the terms of Exhibit C attached hereto) lower than the Company’s then-current net asset value per share (as calculated pursuant to the 1940 Act), unless the Company has received the requisite approval from its shareholders as required pursuant to the 1940 Act. Further, under no circumstances shall the aggregate offering price of Common Stock sold pursuant to this Agreement in a Company Placement exceed the Maximum Company Amount.

(f) Under no circumstances shall the Selling Stockholder cause or request the offer or sale of any Common Stock pursuant to this Agreement if, after giving effect to the sale of such Common Stock, the aggregate number of shares of the Common Stock sold pursuant to this Agreement would exceed the Maximum Selling Stockholder Amount.

SECTION 10. Payment of Expenses.

(a) The Adviser agrees to pay or cause to be paid all costs and expenses incident to the performance of the Company’s obligations under this Agreement, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, including expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, the Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Placement Agents and to soliciting dealers (including costs of mailing and shipment), (ii) the printing of this Agreement and any dealer agreements and furnishing of copies of each to the Placement Agents and to soliciting dealers (including costs of mailing and shipment), (iii) the qualification for the offering and the sale of the Common Stock under state laws that the Company, the Selling Stockholder and the Placement Agents have mutually agreed are appropriate and the determination of their eligibility for investment under state law as aforesaid (including the reasonable legal fees and filing fees and other disbursements of counsel for the Placement Agents relating thereto and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Placement Agents and to soliciting dealers), (iv) the filing with FINRA of the terms of the sale of the Placement Securities for review, (v) the fees and expenses of the Transfer Agent, any information agent, any transfer agent or registrar for the Common Stock, (vi) the fees and expenses incurred in connection with the listing of the Common Stock on the New York Stock Exchange, (vii) making written communications or sales materials with respect to the sale of the Placement Securities, (viii) preparing and distributing copies of the transaction documents for the Placement Agents and their legal counsel, (ix) the fees and expenses of Eversheds Sutherland (US) LLP, as counsel to the Placement Agents, in an amount not to exceed $50,000, in connection with due diligence and the preparation of this Agreement and (x) performing the other obligations of the Company hereunder. Upon the request of the Placement Agents, the Company will provide funds in advance for FINRA filing fees.

(b) The Selling Stockholder agrees to pay or cause to be paid all costs in connection with: (i) the delivery of the shares of Common Stock to be sold by the Selling Stockholder in a Joint Placement Notice, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Common Stock to the Transfer Agent or Placement Agents and (ii) the fees and expenses of any information agent, transfer agent or registrar retained by the Selling Stockholder for the Common Stock.

SECTION 11. Conditions of Placement Agents’ Obligations. The respective obligations of the Company, the Adviser, the Administrator, and the Selling Stockholder, and the several obligations of the Placement Agents, under this Agreement are subject to the condition that at each Settlement Date no stop order suspending the effectiveness of the Registration Statement shall have been issued under the Securities Act and no proceedings with respect thereto shall have been initiated or, to the knowledge of the Company, the Adviser, or the Administrator, threated by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Placement Agents.

The several obligations of each Placement Agent are subject to the following further conditions:

(a) On or prior to the date that the first shares of Common Stock are sold pursuant to the terms of this Agreement in a Company Placement and/or a Selling Stockholder Placement and after, the Company:

(i) (A) files the Prospectus relating to the Placement Securities or amends or supplements the Registration Statement or the Prospectus relating to the Placement Securities by means of a post-effective amendment, sticker, or supplement relating to the Placement Securities; or (B) files a Rule 424 filing (other than a Rule 424 filing solely to update (i) the amount of Placement Securities sold through the Placement Agents, Net Proceeds to the Company and the compensation payable by the Company with respect to such Placement Securities or (ii) management’s estimate of the Company’s financial metrics as of the most recent month-end (a “Financial Metrics 424”)); and

(ii) files an annual report and semi-annual report on Form N-CSR and N-CSRS, respectively, and monthly reports on Form N-PORT, each quarter, as applicable (each such date of filing of one or more of the documents referred to in clauses (i) and (ii) and any time of request by the Placement Agents shall be a “Representation Date”);

each of the Company, the Adviser and the Administrator shall furnish the Placement Agents with a certificate, in the respective form attached hereto as Exhibit E (each, a “Sound Point Officer’s Certificate”) within five (5) Business Days of any Representation Date. The requirement to provide a certificate under this Section 11(a) shall be waived for any Representation Date occurring at a time at which no Joint Placement Notice (as amended by the corresponding Acceptance, if applicable) is pending, which waiver shall continue until the date the Company delivers a Joint Placement Notice hereunder. Notwithstanding the foregoing, if the Company subsequently decides to sell Placement Securities following a Representation Date when the Company relied on such waiver and did not provide the Placement Agents with a certificate under this Section 11(a), then before the Company delivers the Joint Placement Notice or the Applicable Placement Agent sells any Placement Securities in a Company Placement, each of the Company, the Adviser and the Administrator shall provide the Placement Agents with the applicable Sound Point Officer’s Certificate, dated the date of the Joint Placement Notice.

(b) On or prior to the date of the first Joint Placement Notice and within five (5) Business Days of each Representation Date with respect to which the Company, the Adviser and the Administrator are obligated to deliver the applicable Sound Point Officer’s Certificate for which no waiver is applicable, the Company shall cause to be furnished to the Placement Agents written opinions of Dechert LLP or other counsel satisfactory to Oppenheimer (collectively, “Company Counsel”), in form and substance reasonably satisfactory to Oppenheimer and its counsel, dated the date that the opinion is required to be delivered, and substantially similar to the respective form attached hereto as Exhibit D, modified as necessary to relate to the Registration Statement and the Prospectus as then amended or supplemented; provided, however, that in lieu of such opinion for subsequent Representation Dates, any such Company Counsel may furnish the Placement Agents with a letter (a “Reliance Letter”) to the effect that the Placement Agents may rely on a prior opinion delivered under this Section 11(b) to the same extent as if it were dated the date of such letter (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented at such Representation Date).

(c) On or prior to the date that the first shares of Common Stock are sold pursuant to the terms of this Agreement in a Joint Placement Notice in which the number of Placement Securities to be sold by the Selling Stockholder is greater than zero and after, the Selling Stockholder:

(i) shall furnish the Placement Agents, within five (5) Business Days of any Representation Date, with a certificate in the form attached hereto as Exhibit G (each, a “Selling Stockholder’s Officer’s Certificate”); and

(ii) shall furnish the Placement Agents, within five (5) Business Days of each Representation Date with respect to which the Selling Stockholder is obligated to deliver the applicable Selling Stockholder’s Officer’s Certificate and for which no waiver is applicable, with written opinions of Willkie Farr & Gallagher LLP or other counsel satisfactory to Oppenheimer (collectively, “Selling Stockholder Counsel”), in form and substance reasonably satisfactory to Oppenheimer and its counsel, dated the date that the opinion is required to be delivered, and substantially similar to the respective form provided to Oppenheimer and its counsel, modified as necessary to relate to the Registration Statement and the Prospectus as then amended or supplemented; provided, however, that in lieu of such opinion for subsequent Representation Dates, any such Selling Stockholder Counsel may furnish the Placement Agents with a Reliance Letter to the effect that the Placement Agents may rely on a prior opinion delivered under this Section 11(c) to the same extent as if it were dated the date of such letter (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented at such Representation Date).

(d) On or prior to the date of the first Joint Placement Notice and within five (5) Business Days of each Representation Date with respect to which the Company, the Adviser and the Administrator are obligated to deliver the applicable Sound Point Officer’s Certificate for which no waiver is applicable (each, a “Comfort Letter Triggering Event”), the Company shall cause (A) its independent accountants to furnish the Placement Agents a letter (the “Comfort Letter”), dated the date the Comfort Letter is delivered, in form and substance satisfactory to Oppenheimer, (i) confirming that they are an independent registered public accounting firm within the meaning of the Securities Act, the Exchange Act and the PCAOB, (ii) stating, as of such date, the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings (the first such letter, the “Initial Comfort Letter”) and (iii) updating the Initial Comfort Letter with any information that would have been included in the Initial Comfort Letter had it been given on such date and modified as necessary to relate to the Registration Statement and the Prospectus, as amended and supplemented to the date of such letter, and (B) the Chief Financial Officer of the Company to furnish to Placement Agents a certificate (the “CFO Certificate”), dated the date that the certificate is required to be delivered, in form and substance satisfactory to Oppenheimer. Notwithstanding the immediately prior sentence, and in lieu of a Comfort Letter, the Company may deliver to the Placement Agents a certificate of the Company’s Chief Financial Officer substantially in the form attached hereto as Exhibit F, or in such other form or forms as are acceptable to counsel for the Placement Agents (the “Alternate CFO Certificate”), (i) in the event that the Registration Statement is amended or the Prospectus is supplemented to include additional unaudited financial information, or (ii) upon the filing by the Company of a semi-annual report on Form N-CSR (“Semi-Annual Report”), on the date that such amendment to the Registration Statement is filed or that the Prospectus is so supplemented, or within three (3) Business Days of the Company’s filing of a Semi-Annual Report, as applicable. The requirement to provide a Comfort Letter or Alternate CFO Certificate, as applicable, and a CFO Certificate under this Section 11(d) shall be waived if at the time of the Comfort Letter Triggering Event there is no Joint Placement Notice outstanding. Notwithstanding the foregoing, if the Company subsequently decides to issue a Joint Placement Notice, the Company shall provide the Placement Agents with a Comfort Letter or Alternate CFO Certificate, as applicable, and a CFO Certificate prior to the issuance of such Joint Placement Notice.

(e) On or prior to the date of the first Joint Placement Notice and within five (5) Business Days of each Representation Date with respect to which the Company, the Adviser and the Administrator are obligated to deliver the applicable Sound Point Officer’s Certificate for which no waiver is applicable, the Placement Agents shall have received a written opinion of Eversheds Sutherland (US) LLP, in form and substance satisfactory to Oppenheimer, dated the date that the opinion is required to be delivered, modified, as necessary, to relate to the Registration Statement and the Prospectus as then amended or supplemented; provided, however, that in lieu of such opinions for subsequent Representation Dates, counsel may furnish the Placement Agents with a Reliance Letter to the effect that the Placement Agents may rely on a prior opinion delivered under this Section 11(e) to the same extent as if it were dated the date of such letter (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented at such Representation Date).

(f) Within five (5) Business Days of the Company filing with the Commission a Financial Metrics 424, the Company shall cause to be furnished to the Placement Agents a CFO Certificate certifying the information included in the Financial Metrics 424, in a form and substance satisfactory to Oppenheimer.

(g) The Registration Statement shall be available for (i) all sales of Placement Securities issued pursuant to all prior Joint Placement Notices (each as amended by a corresponding Acceptance, if applicable) and (ii) the sale of all Placement Securities contemplated to be issued by any Joint Placement Notice (as amended by the corresponding Acceptance, if applicable).

(h) None of the following events shall have occurred and be continuing: (i) receipt by the Company of any request for additional information from the Commission or any other federal or state governmental authority during the period of effectiveness of the Registration Statement, the response to which would require any post-effective amendments or supplements to the Registration Statement or the Prospectus; (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, including any notice objecting to the use of the Registration Statement or similar order pursuant to Section 8 of the Securities Act having been issued and proceedings therefor initiated, or to the knowledge of the Company, threatened by the Commission; (iii) receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Placement Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the occurrence of any event that makes any material statement made in the Registration Statement or the Prospectus untrue in any material respect or that requires the making of any changes in the Registration Statement or the related Prospectus or such documents so that, in the case of the Registration Statement, it will not contain any materially untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and that, in the case of the Prospectus, it will not contain any materially untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(i) Except as contemplated in the Prospectus, no Company Material Adverse Effect or Adviser/Administrator Material Adverse Effect shall have occurred.

(j) The Placement Securities shall either have been (i) approved for listing on the New York Stock Exchange, subject only to notice of issuance, or (ii) the Company shall have filed with the New York Stock Exchange a “Supplemental Listing Application” for listing of the Placement Securities on the New York Stock Exchange at, or prior to, the issuance of any Joint Placement Notice.

(k) Trading in the Common Stock shall not have been suspended on the New York Stock Exchange.

(l) All filings with the Commission required by Rule 424 under the Securities Act to have been filed prior to the issuance of any Joint Placement Notice hereunder shall have been made within the applicable time period prescribed for such filing by Rule 424.

(m) No action, suit, proceeding, inquiry or investigation shall have been instituted or threatened by the Commission which would adversely affect the Company’s standing as a registered investment company under the 1940 Act or the standing of the Adviser as a registered investment adviser under the Advisers Act.

(n) If any condition specified in this Section 11 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by Oppenheimer by notice to the Company and the Selling Stockholder, and such termination shall be without liability of any party to any other party except as provided in Section 10 hereof and except that, in the case of any termination of this Agreement, Sections 4, 5, 6, 13, and 14 hereof shall survive such termination and remain in full force and effect.

SECTION 12. Termination.

(a) Oppenheimer, on behalf of the Placement Agents, may terminate this Agreement with respect to one or more Placement Agents, or in its entirety, by notice to the Company and the Selling Stockholder, as hereinafter specified at any time if (x) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Registration Statement and the Prospectus, there has been any Material Adverse Change or any development involving a prospective Material Adverse Change in the business, properties, management, financial condition or results of operation of the Company, the Adviser or the Administrator, which would, in Oppenheimer’s judgment, make it impracticable or inadvisable to proceed with the sale of the Placement Securities on the terms and in the manner contemplated in the Registration Statement and the Prospectus, or (y) there shall have occurred: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq Stock Market; (ii) a suspension or material limitation in trading in the Company’s securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) an outbreak or escalation of hostilities or acts of terrorism involving the United States or a declaration by the United States of a national emergency or war; or (v) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in Oppenheimer’s judgment makes it impracticable or inadvisable to proceed with the sale of the Placement Securities on the terms and in the manner contemplated in the Registration Statement and the Prospectus, or (z) there shall have occurred any downgrading, or any notice or announcement shall have been given or made of (i) any intended or potential downgrading or (ii) any watch, review or possible change that does not indicate an affirmation or improvement, in the rating accorded any securities of or guaranteed by the Company by any “nationally recognized statistical rating organization,” as that term is defined in Rule 436(g)(2) in the Securities Act Regulations.

(b) The Company shall have the right, by giving three (3) days’ notice unless such notice is waived by the recipient, as hereinafter specified, to terminate this Agreement, with respect to the Selling Stockholder, one or more Placement Agents or in its entirety, in its sole discretion at any time after the date of this Agreement.

(c) The Selling Stockholder shall have the right, by giving three (3) days’ notice unless such notice is waived by the recipient, as hereinafter specified, to terminate this Agreement with respect to itself, in its sole discretion at any time after the date of this Agreement. The termination of this Agreement by the Selling Stockholder shall not effect the rights and obligations or continued effectiveness of this Agreement with respect to the Company and the Placement Agents.

(d) Each Placement Agent shall have the right, by giving three (3) days’ notice, unless such notice is waived by the recipient, as hereinafter specified, to terminate its participation in this Agreement, with respect to itself, in its sole discretion at any time after the date of this Agreement. The termination of this Agreement by any Placement Agent shall not effect the rights and obligations or continued effectiveness of this Agreement with respect to the Company, the Selling Stockholder, and the other Placement Agents.

(e) Unless earlier terminated pursuant to this Section 12, this Agreement shall automatically terminate upon the issuance and sale of Placement Securities through the Placement Agents on the terms and subject to the conditions set forth herein (i) with respect to the Company, an aggregate offering price equal to the Maximum Company Amount, and (ii) with respect to the Selling Stockholder, an aggregate number equal to the Maximum Selling Stockholder Amount.

(f) This Agreement shall remain in full force and effect unless terminated pursuant to this Section 12 or otherwise by mutual agreement of the parties.

(g) Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided, however, that such termination shall not be effective until the close of business on the date of receipt of such notice by the Placement Agents, the Selling Stockholder or the Company, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of Placement Securities, such Placement Securities shall settle in accordance with the provisions of this Agreement.

(h) If this Agreement is terminated pursuant to this Section 12, such termination shall be without liability of any party to any other party except as provided in Section 10 hereof, and except that, in the case of any termination of this Agreement, Sections 4, 5, 6, 13 and 14 hereof shall survive such termination and remain in full force and effect.

SECTION 13. Indemnification.

(a) Each of the Company, the Adviser and the Administrator, jointly and severally, agree to indemnify, defend and hold harmless the Placement Agents and any person who controls a Placement Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the respective directors, officers, employees and agents of a Placement Agent, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, the Placement Agents or respective controlling person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment or part thereof) or the Prospectus, (ii) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement, or necessary to make the statements made therein not misleading or (iii) any omission or alleged omission from any such Prospectus of a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading; except in each case of (i), (ii) and (iii) above insofar as any such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with the information set forth in the last sentence of the first paragraph of Section 13(c). The indemnity agreement set forth in this Section 13(a) shall be in addition to any liability which the Company, the Adviser, and/or the Administrator may otherwise have.

If any action is brought against a Placement Agent or its respective controlling person in respect of which indemnity may be sought against the Company, the Adviser, and/or the Administrator pursuant to the foregoing paragraph, such Placement Agent shall promptly notify the Company, the Adviser, or the Administrator, as applicable, in writing of the institution of such action, and the Company, the Adviser, or the Administrator, as applicable, shall assume the defense of such action, including the employment of counsel and payment of expenses; provided, however, that any failure or delay to so notify the Company, the Adviser, or the Administrator will not relieve the Company, the Adviser or the Administrator of any obligation hereunder, except to the extent that its ability to defend is actually impaired by such failure or delay. A Placement Agent or its controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Placement Agent or such controlling person unless the employment of such counsel shall have been authorized in writing by the Company, the Adviser and the Administrator in connection with the defense of such action, or the Company, the Adviser and the Administrator shall not have employed counsel to have charge of the defense of such action within a reasonable time after delivery of notice of such action or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Company, the Adviser and the Administrator (in which case the Company, the Adviser and the Administrator shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company, the Adviser and the Administrator and paid as incurred (it being understood, however, that the Company, the Adviser and the Administrator shall not be liable for the expenses of more than one separate firm of attorneys for the Placement Agents or its controlling persons in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). In the case of any such separate firm for the Placement Agents, such firm shall be designated in writing by Oppenheimer. Anything in this paragraph to the contrary notwithstanding, the Company, the Adviser and the Administrator shall not be liable for any settlement of any such claim or action effected without its consent.

(b) The Selling Stockholder agrees to indemnify and hold harmless the Company, the Adviser, the Administrator, and the Placement Agents, and their respective officers, directors and employees, and each person, if any, who controls the Company, the Adviser, the Administrator, and the Placement Agents within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company, the Adviser and the Administrator to the Placement Agents, but only with reference to the Selling Stockholder Information furnished to the Company by or on behalf of the Selling Stockholder specifically for inclusion in the documents referred to in the foregoing indemnity. The liability of the Selling Stockholder shall not be greater in amount than the dollar amount of the Net Proceeds received by the Selling Stockholder from the sale of shares of Common Stock in a Selling Stockholder Placement contemplated hereby. This indemnity agreement will be in addition to any liability which the Selling Stockholder may otherwise have.

(c) Each Placement Agent agrees, severally and not jointly, to indemnify, defend and hold harmless each of the Company, the Adviser, the Administrator, and the Selling Stockholder and each of their respective partners, directors, trustees, managers, members and shareholders (as the case may be), and the Company’s officers that signed the Registration Statement, and any person who controls the Company, the Adviser, the Administrator and/or the Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which the Company, the Adviser, the Administrator, or the Selling Stockholder or any such person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment or part thereof) or Prospectus, (ii) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement, or necessary to make the statements therein not misleading, or (iii) any omission or alleged omission from any such Prospectus of a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only insofar as such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement or Prospectus in reliance upon and in conformity with information furnished in writing by or on behalf of the Placement Agents to the Company or the Selling Stockholder expressly for use therein. The names of each of the Placement Agents set forth on the cover page of the Prospectus and the names and addresses of each of the Placement Agents under the caption “Plan of Distribution” of the Prospectus constitute the only information furnished by or on behalf of the Placement Agents to the Company for purposes of Section 4(r) and this Section 13.

If any action is brought against the Company, the Adviser, the Administrator, the Selling Stockholder or any such person in respect of which indemnity may be sought against the Placement Agents pursuant to the foregoing paragraph, the Company, the Adviser, the Administrator, the Selling Stockholder or such person shall promptly notify the Placement Agents in writing of the institution of such action, and the Placement Agents shall assume the defense of such action, including the employment of counsel and payment of expenses; provided, however, that any failure or delay to so notify the Placement Agents will not relieve the Placement Agents of any obligation hereunder, except to the extent that the Placement Agents’ ability to defend is actually impaired by such failure or delay. The Company, the Adviser, the Administrator, the Selling Stockholder or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company, the Adviser, the Administrator, the Selling Stockholder or such person, as applicable, unless the employment of such counsel shall have been authorized in writing by Oppenheimer in connection with the defense of such action or Oppenheimer shall not have employed counsel to have charge of the defense of such action within a reasonable time after delivery of notice of such action, or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Placement Agents (in which case the Placement Agents shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by Placement Agents and paid as incurred (it being understood, however, that the Placement Agents shall not be liable for the expenses of more than one separate firm of attorneys in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action).

(d) If the indemnification provided for in this Section 13 is unavailable or insufficient to hold harmless an indemnified party under subsections (a), (b) and (c) of this Section 13 in respect of any losses, expenses, liabilities, damages or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities, damages or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Adviser, the Administrator, the Selling Stockholder and the Placement Agents from the sale of the Placement Securities or (ii) if (but only if) the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Adviser, the Administrator, the Selling Stockholder and the Placement Agents in connection with the statements or omissions which resulted in such losses, expenses, liabilities, damages or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Adviser, the Administrator, the Selling Stockholder and the Placement Agents shall be deemed to be in the same respective proportion as the total proceeds from the offering (net of the Placement Agents’ fees, but before deducting expenses) received by the Company, the Adviser and the Administrator and the Selling Stockholder, as applicable, and the total fees received by the Placement Agents bear to the aggregate offering price of the Common Stock. The relative fault of the Company, the Adviser, the Administrator, the Selling Stockholder and the Placement Agents shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company, the Adviser, the Administrator, the Selling Stockholder or the Placement Agents, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

(e) The Company, the Adviser, the Administrator, the Selling Stockholder and each Placement Agent agree that it would not be just and equitable if contribution pursuant to this Section 13 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in subsection (d)(i) and, if applicable, subsection (d)(ii), above. Notwithstanding the provisions of this Section 13, the Placement Agents shall not be required to contribute any amount in excess of the respective fees received by each Placement Agent. Notwithstanding the provisions of this Section 13, (a) the Selling Stockholder shall not be required to contribute any amount in excess of the dollar amount of the Net Proceeds received by the Selling Stockholder from the sale of shares of Common Stock in a Selling Stockholder Placement contemplated hereby, and (b) the Company shall not be required to contribute any amount in excess of the dollar amount of the Net Proceeds received by the Company from the sale of shares of Common Stock in a Company Placement contemplated hereby. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(f) No party shall be entitled to indemnification under this Section 13 if such indemnification of such party would violate Section 17(i) of the 1940 Act.

(g) The Company, the Adviser, the Administrator and the Selling Stockholder each agree that the Placement Agents are entitled to rely on any Joint Placement Notice delivered to them in accordance with Section 1 of this Agreement, and that absent fraud, willful misconduct or gross negligence, none of the Placement Agents shall be liable to any of the Company, the Adviser, the Administrator or the Selling Stockholder with respect to any dispute, claim or disagreement between the Company, the Adviser, and/or the Administrator, on the one hand, and the Selling Stockholder on the other hand, relating to any agreement between them with respect to the allocation of shares of Common Stock to be sold by each of them through the Placement Agents pursuant to this Agreement.

SECTION 14. Survival. The indemnity and contribution agreements contained in Section 13 of this Agreement, the covenants, warranties and representations of the Company contained in Section 4 and Section 7 of this Agreement, the warranties and representations of the Adviser and the Administrator contained in Section 4, Section 5 and Section 7 of this Agreement, and the covenants, warranties and representations of the Selling Stockholder contained in Section 6 and Section 8 of this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of a Placement Agent, or any person who controls such Placement Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the respective directors, officers, employees and agents of a Placement Agent or by or on behalf of the Company, the Selling Stockholder, their respective directors and officers, or any person who controls the Company or the Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement and the sale and delivery of the Common Stock pursuant to terms of this Agreement. The Company, the Selling Stockholder and each Placement Agent agree promptly to notify the others of the commencement of any litigation or proceeding against it (and, in the case of the Company, against any of the Company’s officers and directors) in connection with the sale and delivery of the Common Stock pursuant to the terms of this Agreement, or in connection with the Registration Statement or the Prospectus.

SECTION 15. Duties. Nothing in this Agreement shall be deemed to create a partnership, joint venture or agency relationship between the parties. The Placement Agents undertake to perform such duties and obligations only as expressly set forth herein. Such duties and obligations of the Placement Agents with respect to the sale of the Placement Securities shall be determined solely by the express provisions of this Agreement, and the Placement Agents shall not be liable except for the performance of such duties and obligations with respect to the sale of the Placement Securities as are specifically set forth in this Agreement. Each of the Company and the Selling Stockholder acknowledges and agrees that: (i) any activity that the Placement Agents may undertake or have undertaken in furtherance of the sale of the Placement Securities, including any purchase and sale of the shares of Common Stock pursuant to this Agreement, either before or after the date hereof, is an arm’s-length commercial transaction between the Company or the Selling Stockholder, as applicable, on the one hand, and the Placement Agents, on the other hand, and each of the Company and the Selling Stockholder is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction, each Placement Agent is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary of the Company, the Selling Stockholder or their respective affiliates, shareholders, creditors or employees or any other party; (iii) each Placement Agent has not assumed or will not assume an advisory, agency or fiduciary responsibility in favor of the Company or the Selling Stockholder with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether a Placement Agent has advised or is currently advising the Company or the Selling Stockholder on other matters); and (iv) each Placement Agent and its affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and/or the Selling Stockholder and that each Placement Agent has no obligation to disclose any of such interests. Each of the Company and the Selling Stockholder acknowledges that each Placement Agent disclaims any implied duties (including any fiduciary duty), covenants or obligations arising from each Placement Agent’s performance of the duties and obligations expressly set forth herein. Each of the Company and the Selling Stockholder hereby waives and releases, to the fullest extent permitted by law, any claims that the Company or the Selling Stockholder may have against each Placement Agent with respect to any breach or alleged breach of agency or fiduciary duty.

SECTION 16. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to Oppenheimer shall be directed to 85 Broad Street, 23rd Floor, New York, NY 10004, Attention: JD Nelson, with a copy to Eversheds Sutherland (US) LLP, 700 Sixth Street NW, Washington, DC 20001, Attention: Payam Siadatpour; if to Lucid, 570 Lexington Avenue, 40th Floor, New York, New York 10022, Attention, Jeffrey Caliva; if to B. Riley, 299 Park Avenue, 21st Floor, New York, New York 10171, Attention: Mike Cavanaugh; if to the Company, the Adviser or the Administrator, it shall be sufficient in all respects if delivered to the Company, the Adviser or the Administrator, as applicable, at the offices of the Company, the Adviser and the Administrator at 375 Park Avenue, 34th Floor, New York, NY 10152, Attention: General Counsel, with a copy to Dechert LLP, 1900 K Street NW, Washington, DC 20006, Attention: Philip Hinkle; if to the Selling Stockholder, 1633 Broadway, 23rd Floor, New York, NY 10019, Attention: General Counsel, with a copy to Willkie Farr & Gallagher LLP, 300 N. La Salle Dr., Chicago, IL 60654, Attention: Edward Best and John Ablan.

SECTION 17. Governing Law; Headings. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts of laws principles. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

SECTION 18. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Placement Agents, each of the Company, the Adviser, the Administrator, the Selling Stockholder and the controlling persons, trustees, directors and officers referred to in Section 13 and Section 14 hereof, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation shall acquire or have any right under or by virtue of this Agreement.

SECTION 19. Counterparts and Facsimile Signatures. This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties. An electronic signature shall constitute an original signature for all purposes.

[Remainder of Page Intentionally Left Blank]

If the foregoing correctly sets forth the understanding among the Company, the Adviser and the Administrator, the Selling Stockholder, and the Placement Agents, please so indicate in the space provided below for the purpose, whereupon this Agreement shall constitute a binding agreement among the Company, the Adviser and the Administrator, the Selling Stockholder, and the Placement Agents.

Very truly yours,

SOUND POINT MERIDIAN CAPITAL, INC.

By:	/s/ Ujjaval Desai
Name:	Ujjaval Desai
Title:	Chief Executive Officer

SOUND POINT MERIDIAN MANAGEMENT COMPANY, LLC

By:	/s/ Stephen Ketchum
Name:	Stephen Ketchum
Title:	Managing Partner

SOUND POINT ADMINISTRATION LLC

By:	/s/ Stephen Ketchum
Name:	Stephen Ketchum
Title:	Chief Executive Officer

[Signature Page to the Equity Distribution Agreement – Sound Point Entities]

Accepted and agreed to as of the date first above written:

AG Asset Strategies LLC By: Assured Guaranty Inc., its Sole Member

By:	/s/ Ashleigh Bischoff
Name:	Ashleigh Bischoff
Title:	Chief Investment Officer

[Signature Page to the Equity Distribution Agreement – Selling Stockholder]

Accepted and agreed to as of the date first above written:

Oppenheimer & Co. Inc.

By:	/s/ Peter Bennett
Name:	Peter Bennett
Title:	Managing Director and Head of Equity Capital Markets

Lucid Capital Markets, LLC

By:	/s/ Jeffrey Caliva
Name:	Jeffrey Caliva
Title:	Managing Director

B. Riley Securities, Inc.

By:	/s/ Michael Cavanagh
Name:	Michael Cavanagh
Title:	Managing Director

[Signature Page to the Equity Distribution Agreement – Placement Agents]

Exhibit A

Form of Joint Placement Notice

From:	Sound Point Meridian Capital, Inc.

To:	[Oppenheimer & Co. Inc./B. Riley Securities, Inc./Lucid Capital Markets, LLC] (the “Placement Agent”)

Cc:	[ ]

Date:	[ ], 20[ ]

Subject:	Sound Point Meridian Capital, Inc. Equity Distribution Agreement — Joint Placement Notice

Ladies and Gentlemen:

Pursuant to the terms and subject to the conditions contained in the Equity Distribution Agreement by and among Sound Point Meridian Capital, Inc. (the “Company”), Sound Point Meridian Management Company, LLC, Sound Point Administration LLC, AG Asset Strategies LLC (the “Selling Stockholder”), Oppenheimer & Co. Inc. (“Oppenheimer”), Lucid Capital Markets, LLC (“Lucid”), and B. Riley Securities, Inc. (collectively with Oppenheimer and Lucid, the “Placement Agents”) dated October 6, 2025 (the “Agreement”), I hereby request on behalf of the Company that the Placement Agents sell up to [●] shares of common stock, par value $0.001 per share (the “Common Stock”), of the Company, at a minimum market price of $[●] per share (the “Placement Securities”). [75% of the Placement Securities shall be allocated to the Company and 25% of the Placement Securities shall be allocated to the Selling Stockholder (the “Standard Allocation”). Notwithstanding the Standard Allocation, 75% of the Placement Securities shall be allocated to the Selling Stockholder and 25% of the Placement Securities shall be allocated to the Company until the Selling Stockholder’s allocation equals or exceeds [●] Placement Securities (the “Catch Up Allocation”), at which time the Standard Allocation shall apply to sales made pursuant to this Joint Placement Notice. The time period during which sales are requested to be made shall begin [month, day, time and end [month, day, time].]1 [The Selling Stockholder represents and warrants that it does not wish to request the Placement Agent to sell any Placement Securities pursuant to this Joint Placement Notice.]2

No more than [      ] shares may be sold in any one trading day.

[ADDITIONAL SALES PARAMETERS MAY BE ADDED, SUCH AS SPECIFIC DATES THE SHARES MAY NOT BE SOLD ON, THE MANNER IN WHICH SALES ARE TO BE MADE BY PLACEMENT AGENTS, AND/OR THE CAPACITY IN WHICH PLACEMENT AGENTS MAY ACT IN SELLING SHARES (AS PRINCIPAL, AGENT, OR BOTH)] Sincerely,

SOUND POINT MERIDIAN CAPITAL, INC.

By:
Name:	Ujjaval Desai
Title:	Chief Executive Officer

AG ASSET STRATEGIES LLC By: Assured Guaranty Inc., its Sole Member

By:
Name:	Ashleigh Bischoff
Title:	Chief Investment Officer

[1]	NTD: This provision to be included when the Selling Stockholder indicates that it will sell shares pursuant to a Joint Placement Notice.
[2]	NTD: To be included if the number of shares by Selling Stockholder is zero.

Exhibit B

Oppenheimer & Co. Inc.

Peter Vogelsang
Tom Villano
Keith Clark
JD Nelson
Adam Markiewicz

Lucid Capital Markets, LLC

Jeffrey Caliva
Steve Kaplan
Ken Brush

B. Riley Securities, Inc.

Mike Cavanagh
Scott Ammaturo
Keith Pompliano
ATM Desk

Sound Point Meridian Capital, Inc.

Ujjaval Desai
Dylan Leahy
Matt Seifert

AG Asset Strategies LLC

AGAS Investment Team

Exhibit C

Compensation

The amount of any discount, commission or other compensation, exclusive of any expense reimbursement, to be paid by the Company, with respect to the shares of Common Stock being sold on its behalf, to the Applicable Placement Agent shall be up to 1.5%. The Adviser or its affiliates may, from time to time, in their sole discretion, pay some or all of the commissions payable under the Agreement or make additional supplemental payments to ensure that the sales price per share of the Common Stock in connection with any sales made pursuant to a Joint Placement Notice (as defined in this Agreement) will not be less than the Company’s then-current net asset value per share of Common Stock.

The amount of any discount, commission or other compensation, exclusive of any expense reimbursement, to be paid by the Selling Stockholder, with respect to the shares of Common Stock being sold on its behalf, to the Applicable Placement Agent shall be 1.5%.

Exhibit D

Opinion of Dechert LLP

[REDACTED]

The Company agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.

Exhibit E-1

SOUND POINT MERIDIAN CAPITAL, INC.

OFFICER’S CERTIFICATE

[REDACTED]

The Company agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.

Exhibit E-2

SOUND POINT MERIDIAN MANAGEMENT COMPANY, LLC

OFFICER’S CERTIFICATE

[REDACTED]

The Company agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.

Exhibit E-3

SOUND POINT ADMINISTRATION LLC

OFFICER’S CERTIFICATE

[REDACTED]

The Company agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.

Exhibit E-4

SOUND POINT MERIDIAN CAPITAL, INC.

SECRETARY’S CERTIFICATE

[REDACTED]

The Company agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.

Exhibit E-5

SOUND POINT MERIDIAN MANAGEMENT COMPANY, LLC

SUPPLEMENTAL OFFICER’S CERTIFICATE

[REDACTED]

The Company agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.

Sound Point Meridian Management Company, LLC

Incumbency Certificate

[REDACTED]

The Company agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.

Exhibit E-6

SOUND POINT ADMINISTRATION LLC

SUPPLEMENTAL OFFICER’S CERTIFICATE

[REDACTED]

The Company agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.

Sound Point Administration LLC

Incumbency Certificate

[REDACTED]

The Company agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.

Exhibit F

SOUND POINT MERIDIAN CAPITAL, INC.

CHIEF FINANCIAL OFFICER’S CERTIFICATE

[REDACTED]

The Company agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.

Exhibit G

AG ASSET STRATEGIES LLC

OFFICER’S CERTIFICATE

[REDACTED]

The Company agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.

50